UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05576

Name of Fund: BlackRock Global Allocation Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Allocation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2011

Date of reporting period: 10/31/2011

Item 1 – Report to Stockholders

October 31, 2011

Annual Report

BlackRock Global Allocation Fund, Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Table of Contents

2	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Dear Shareholder

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic as the US Federal Reserve launched its second round of quantitative easing. Stock markets rallied despite ongoing sovereign debt problems in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down), especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter of 2010. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles burgeoned.

Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities generally performed well early in the year as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, the environment changed dramatically in the middle of the second quarter. Markets dropped sharply in May when fears mounted over the possibility of Greece defaulting on its debt, rekindling fears about the broader sovereign debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default. Financial problems intensified in Italy and Spain and both countries faced credit rating downgrades. Debt worries spread to the core European nations of France and Germany, and the entire euro-zone banking system came under intense pressure. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries, gold and the Swiss franc skyrocketed.

October brought enough positive economic data to assuage fears of a double-dip recession in the United States and corporate earnings continued to be strong. Additionally, European policymakers demonstrated an increased willingness to unite in their struggle to resolve the region’s debt and banking crisis. These encouraging developments brought many investors back from the sidelines and risk assets rallied through the month, albeit with large daily swings as investor reactions to news from Europe vacillated between faith and skepticism.

Overall, lower-risk investments including US Treasuries, municipal securities and investment grade credits posted gains for the 6- and 12-month periods ended October 31, 2011. Risk assets, including equities and high yield debt, broadly declined over the six months; however, US stocks and high yield bonds remained in positive territory on a 12-month basis. Continued low short-term interest rates kept yields on money market securities near their all-time lows. While markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“While markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2011

	6-month	12-month
US large cap equities	(7.11)%	8.09%
(S&P 500® Index)
US small cap equities	(13.76)	6.71
(Russell 2000® Index)
International equities	(14.90)	(4.08)
(MSCI Europe, Australasia,
Far East Index)
Emerging market equities	(15.91)	(7.72)
(MSCI Emerging Markets
Index)
3-month Treasury	0.04	0.13
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)
US Treasury securities	12.11	7.79
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	4.98	5.00
bonds (Barclays
Capital US Aggregate
Bond Index)
Tax exempt municipal	5.56	3.78
bonds (Barclays Capital
Municipal Bond Index)
US high yield bonds	(0.95)	5.16
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2011

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital appreciation and investment income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended October 31, 2011, the Fund underperformed its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World Index (ex-US) (24%), BofA Merrill Lynch Current 5-Year US Treasury Index (24%) and Citigroup Non-US Dollar World Government Bond Index (16%) (the “Reference Benchmark”). The Fund’s Institutional, Investor A and Class R Shares outperformed the broad-based all-equity benchmark, the FTSE World Index, while its Investor B and Investor C Shares underperformed. The Fund invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•	Within equities, the Fund’s overweights relative to the Reference Benchmark in India, China and Russia detracted from performance, as did its overweight position and stock selection in Brazil. From a sector perspective, stock selection in the consumer staples, consumer discretionary and industrials sectors had a negative impact. The Fund’s overall relative underweight in fixed income detracted from results. Within fixed income, security selection in the United States weighed on returns.
•	Contributors to positive performance within equities included the Fund’s underweights in France and Germany. Stock selection in the United States aided returns, although positive effects were partially offset by the Fund’s underweight exposure to the country. From a sector perspective, stock selection in telecommunication services (“telecom”) contributed to returns. Within materials, stock selection (led by gold-related securities) also contributed to performance, although positive effects were partially offset by an overweight exposure to the sector.

Describe recent portfolio activity.

•	During the 12-month period, the Fund’s overall equity allocation increased from 62% of net assets to 63%. Within equities, the Fund increased exposure to Europe and Asia and reduced exposure to the United States. On a sector basis, the Fund increased its weightings in energy, consumer discretionary, information technology (“IT”), materials and utilities, while it decreased its weighting in financials.
•	The Fund’s allocation to fixed income decreased during the period from 30% of net assets to 27%. The Fund reduced exposure to US dollar-denominated foreign corporate bonds, US convertible bonds, US dollar-denominated foreign convertible bonds and nominal US Treasuries. Conversely, the Fund increased its weighting in Asian sovereign debt, notably in Australia and Malaysia.
•	Reflecting the changes in the Fund’s overall allocations to the equity and fixed income asset classes during the period, the Fund’s cash and cash equivalent holdings increased from 8% of net assets to 10%. During the 12-month period, cash helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Fund’s cash position helped keep overall portfolio duration (sensitivity to interest rates) relatively low. The cash position detracted from relative performance over the period.
•	The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives had a positive impact on the absolute performance of the Fund.

Describe portfolio positioning at period end.

•	Relative to its Reference Benchmark, the Fund ended the period overweight in equities and underweight in fixed income with 10% of net assets in cash and cash equivalents. Within equities, the Fund was underweight in the United States and Europe and overweight in Asia (notably in Japan) and Brazil. On a sector basis, the Fund was overweight in materials, energy, telecom, health care and IT, and underweight in financials, consumer staples, consumer discretionary and industrials.
•	Within fixed income, the Fund was underweight in nominal US Treasuries, sovereign debt in Asia (notably in Japan), and Europe, and overweight in sovereign debt in Brazil. In addition, the Fund was overweight in convertible bonds and corporate debt.
•	With respect to currency exposure, the Fund was underweight in the euro, US dollar, Japanese yen and British pound, and overweight in the Brazilian real, Canadian dollar and Russian ruble. The Fund also had overweight positions in several Asian currencies including the Singapore dollar, Malaysian ringgit, Hong Kong dollar and Indian rupee.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests in a portfolio of US and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.
[3]	This broad-based capitalization-weighted index is comprised of 2,458 equities from 35 countries in 4 regions, including the United States.
[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500® Index; 24% FTSE World Index (Ex-US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. Descriptions of these indexes can be found in the footnotes below.

Performance Summary for the Period Ended October 31, 2011

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	(7.33)%	2.39%	N/A	5.19%	N/A	9.25%	N/A
Investor A	(7.44)	2.13	(3.23)%	4.92	3.80%	8.97	8.38%
Investor B	(7.86)	1.25	(3.25)	4.06	3.72	8.28	8.28
Investor C	(7.79)	1.34	0.34	4.12	4.12	8.14	8.14
Class R	(7.59)	1.84	N/A	4.57	N/A	8.70	N/A
FTSE World Index	(11.73)	1.39	N/A	0.16	N/A	5.75	N/A
Reference Benchmark	(4.45)	4.01	N/A	3.66	N/A	6.28	N/A
US Stocks: S&P 500® Index[6]	(7.11)	8.09	N/A	0.25	N/A	3.69	N/A
Non-US Stocks: FTSE World Index
(Ex-US)[7]	(15.24)	(3.51)	N/A	(0.08)	N/A	7.86	N/A
US Bonds: BofA Merrill Lynch Current
5-Year US Treasury Index[8]	6.26	4.28	N/A	7.29	N/A	5.32	N/A
Non-US Bonds: Citigroup Non-US Dollar
World Government Bond Index[9]	1.70	3.18	N/A	7.77	N/A	8.07	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
[6]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
[7]	This unmanaged capitalization-weighted index is comprised of 1,844 companies in 34 countries, excluding the United States.
[8]	This unmanaged index is designed to track the total return of the current coupon five-year US Treasury bond.
[9]	This unmanaged market capitalization-weighted index tracks 10 government bond indexes, excluding the United States.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.
•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).
•	Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges and dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.
•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.
•	Class R Shares do not incur a maximum initial sales charge (front-end load) or CDSC. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to January 3, 2003 Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s returns would have been lower.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on May 1, 2011 and held through October 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$926.70	$3.89	$1,000.00	$1,021.17	$4.08	0.80%
Investor A	$1,000.00	$925.60	$5.19	$1,000.00	$1,019.81	$5.45	1.07%
Investor B	$1,000.00	$921.40	$9.15	$1,000.00	$1,015.68	$9.60	1.89%
Investor C	$1,000.00	$922.10	$8.87	$1,000.00	$1,015.98	$9.30	1.83%
Class R	$1,000.00	$924.10	$6.79	$1,000.00	$1,018.15	$7.12	1.40%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
6	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Portfolio Information as of October 31, 2011

Ten Largest Holdings (Equity Investments)	Percent of Long-Term Investments
SPDR Gold Trust	1%
Exxon Mobil Corp.	1
Apple, Inc.	1
Microsoft Corp.	1
International Business Machines Corp.	1
Chevron Corp.	1
Oracle Corp.	1
AT&T, Inc.	1
Johnson & Johnson	1
Petroleo Brasileiro SA — ADR	1

Geographic Allocation	Percent of Long-Term Investments
United States	52%
Japan	7
United Kingdom	6
Germany	5
Brazil	4
Canada	4
Australia	3
Singapore	2
Other[1]	17

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

Overall Asset Exposure

	Percent of Fund’s Net Assets				Reference Benchmark[5] Percentages
	10/31/11		10/31/10
US Equities	33%[2]		34%[2]		36%
European Equities	10	[2]	8	[2]	12
Asia Pacific Equities	14	[2]	14	[2]	8
Other Equities	6		6		4
Total Equities	63	[3]	62	[3]	60

US Dollar Denominated Fixed Income Securities	15		20		24
US Issuers	11		16		—
Non-US Issuers	4		4		—
Non-US Dollar Denominated Fixed Income Securities	12		10		16
Total Fixed Income Securities	27		30		40

Cash & Short-Term Securities[4]	10		8		—

[2]	Includes value of financial futures contracts.
[3]	Includes Preferred Stock.
[4]	Cash & Short-Term Securities are reduced by the market (or nominal) value of long financial futures contracts.
[5]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500® Index; 24% FTSE World Index (Ex-US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Consolidated Financials Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	7

Consolidated Schedule of Investments October 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.1%
Banco Macro SA — ADR	204,700	$4,104,235
Cresud SA Sponsored — ADR	550,000	6,385,500
IRSA Inversiones y Representaciones SA — ADR	639,900	6,437,394
Pampa Energia SA — ADR	662,800	8,357,908
Telecom Argentina SA — ADR	206,900	4,154,552
Tenaris SA — ADR	868,930	27,640,663
		57,080,252
Australia — 1.3%
Asciano Ltd.	15,317,800	24,487,280
BHP Billiton Ltd. (a)	5,795,051	226,844,906
CSL Ltd.	1,671,034	50,329,806
Newcrest Mining Ltd.	4,618,322	163,219,806
Orica Ltd.	855,329	23,167,066
Rio Tinto Ltd.	1,845,857	132,521,566
Telstra Corp. Ltd.	8,408,767	27,302,711
Woodside Petroleum Ltd.	607,100	23,116,562
		670,989,703
Austria — 0.0%
Telekom Austria AG	945,154	10,721,037
Belgium — 0.1%
RHJ International (b)	4,080,524	19,632,330
RHJ International — ADR (b)	899,200	4,377,126
		24,009,456
Brazil — 1.9%
All America Latina Logistica SA	2,394,860	11,982,321
Cia Brasileira de Distribuicao Grupo Pao de
Acucar, Preference Shares	2,333,579	90,320,252
Cia Energetica de Minas Gerais — ADR	1,436,952	24,485,662
Cosan Ltd.	5,909,700	70,916,400
Cyrela Brazil Realty SA	4,633,700	40,862,171
Hypermarcas SA	11,718,000	63,748,213
Itau Unibanco Holding SA, Preference Shares	2,081,000	39,963,055
MRV Engenharia e Participacoes SA	5,436,100	38,502,476
OGX Petroleo e Gas Participacoes SA (b)	2,262,600	18,951,095
Petroleo Brasileiro SA — ADR	12,346,224	312,236,005
Qualicorp SA (b)	3,609,100	32,982,951
SLC Agricola SA	3,737,500	37,117,031
Telefonica Brasil — ADR	4,747,111	137,761,161
Usinas Siderurgicas de Minas Gerais SA,
Preference 'A' Shares	1,072,500	7,502,534
Vale SA, Preference 'A' Shares	3,497,500	83,218,030
		1,010,549,357
Canada — 2.9%
Agnico-Eagle Mines, Ltd.	1,524,700	66,156,733
Alamos Gold, Inc.	2,908,910	53,844,384
Barrick Gold Corp.	3,260,440	161,391,780
BCE, Inc.	129,900	5,145,339
Brookfield Asset Management, Inc., Class A	1,427,200	41,388,800
Canadian Natural Resources Ltd.	1,887,500	66,723,125

Common Stocks	Shares	Value
Canada (concluded)
Canadian Pacific Railway Ltd.	698,246	$43,207,462
Canadian Pacific Railway Ltd.	743,219	45,939,024
Detour Gold Corp. (b)	1,210,500	40,076,749
Eldorado Gold Corp.	6,654,257	125,040,616
Goldcorp, Inc.	5,419,987	264,712,165
IAMGOLD Corp.	3,461,614	74,424,701
IAMGOLD Corp., International African
Mining Gold Corp.	2,176,169	46,787,361
Katanga Mining Ltd. (b)	6,547,093	9,327,185
Kinross Gold Corp. (a)	2,089,979	29,991,199
Kinross Gold Corp.	5,294,064	75,473,940
Magna International, Inc., Class A	122,000	4,654,300
Osisko Mining Corp. (b)	2,764,300	33,335,225
Potash Corp. of Saskatchewan, Inc.	1,056,310	49,995,152
Rogers Communications, Inc., Class B	993,400	36,110,090
Rogers Communications, Inc., Class B	156,000	5,689,090
Silver Wheaton Corp.	2,376,400	82,223,440
Sino-Forest Corp. (b)	2,463,590	24,716
Suncor Energy, Inc.	2,850,990	90,814,078
Talisman Energy, Inc.	2,336,670	33,148,246
Teck Resources Ltd., Class B	113,520	4,552,152
TELUS Corp.	392,270	21,106,035
Valeant Pharmaceuticals International, Inc. (d)	566,700	22,418,652
Viterra, Inc.	631,400	6,499,287
		1,540,201,026
Chile — 0.1%
Sociedad Quimica y Minera de Chile SA — ADR	462,000	27,027,000
China — 1.2%
Beijing Enterprises Holdings Ltd.	20,677,732	114,427,960
Chaoda Modern Agriculture Holdings Ltd. (a)	118,119,394	16,724,762
China BlueChemical Ltd.	31,636,800	24,791,575
China Life Insurance Co., Ltd. — ADR	513,900	19,913,625
China Mobile Ltd.	3,707,100	35,233,524
China Shenhua Energy Co., Ltd., Class H	6,758,083	30,916,801
China Telecom Corp. Ltd.	34,205,900	21,118,964
China Unicom Ltd. (d)	13,514,100	27,171,659
CSR Corp. Ltd. (a)	10,336,200	6,116,608
Dongfang Electric Corp. Ltd.	8,638,200	26,547,540
Dongfeng Motor Group Co. Ltd.	9,850,700	16,068,853
Guangshen Railway Co. Ltd. (a)	41,605,400	14,445,254
Guangzhou Automobile Group Co., Ltd.	22,567,379	22,514,682
Haitian International Holdings Ltd. (a)	9,842,600	8,745,095
Huaneng Power International, Inc.	39,805,800	18,002,768
Jiangsu Express	19,084,200	16,448,886
Mindray Medical International Ltd. — ADR (a)	275,600	7,523,880
Ping An Insurance Group Co. of China Ltd.	2,045,300	15,168,759
Shanghai Electric Group Co. Ltd.	65,735,900	28,924,346
Shanghai Pharmaceuticals Holding
Co. Ltd. (a)(b)	12,907,100	24,581,608

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Consolidated Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:		CAD	Canadian Dollar	JPY	Japanese Yen	NOK	Norwegian Krone
		CHF	Swiss Franc	KRW	South Korean Won	NZD	New Zealand Dollar
		CNH	Chinese Yuan Renminbi	LIBOR	London Interbank	PLN	Polish Zloty
			(Offshore)		Offered Rate	SGD	Singapore Dollar
		CNY	Chinese Yuan Renminbi	MosPrime	Moscow Prime Offered	SPDR	Standard & Poor’s
		EUR	Euro		Rate		Depositary Receipts
		GBP	British Pound	MSCI	Morgan Stanley Capital	THB	Thai Baht
ADR	American Depositary Receipts	GDR	Global Depositary Receipts		International	TRY	Turkish Lira
AUD	Australian Dollar	HKD	Hong Kong Dollar	MXN	Mexican New Peso	TWD	Taiwan Dollar
BRL	Brazilian Real	IDR	Indonesian Rupiah	MYR	Malaysian Ringgit	USD	US Dollar
						ZAR	South African Rand

See Notes to Consolidated Financial Statements.

8	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
China (concluded)
Sinopharm Group Co. (a)	15,472,700	$42,115,525
Tianjin Development Holdings Ltd. (b)(c)	88,279,743	41,191,486
Tianjin Port Development Holdings Ltd.	133,635,300	19,156,268
Xiamen International Port Co. Ltd.	4,348,300	629,917
Zhongsheng Group Holdings Ltd. (a)	15,608,500	27,596,595
		626,076,940
Egypt — 0.1%
Telecom Egypt	12,073,827	30,097,301
France — 1.2%
Atos Origin SA	271,500	13,125,587
BNP Paribas SA	1,073,390	47,932,083
Essilor International SA	1,163,991	84,126,547
France Telecom SA	2,494,260	44,843,840
LVMH Moet Hennessy Louis Vuitton SA	437,400	72,496,426
Sanofi — Aventis	946,470	67,709,522
Sanofi — Aventis — ADR	150,928	5,395,676
Technip SA	225,220	21,296,125
Total SA	2,232,739	116,498,108
Total SA — ADR	2,250,900	117,722,070
Vivendi SA	1,286,780	28,754,918
		619,900,902
Germany — 2.3%
Allianz AG, Registered Shares	564,610	62,819,684
BASF SE	2,988,890	218,176,373
Bayer AG, Registered Shares	1,465,185	93,349,813
Bayerische Motoren Werke AG	526,710	42,786,813
Beiersdorf AG (d)	133,560	7,699,703
Daimler AG	1,451,010	73,695,443
Deutsche Bank AG, Registered Shares	699,460	28,921,662
Deutsche Telekom AG — ADR (a)	283,500	3,600,450
Deutsche Telekom AG, Registered Shares	5,118,100	65,021,009
Fresenius Medical Care AG	1,375,782	100,219,766
Infineon Technologies AG	4,389,240	39,517,238
Kabel Deutschland Holding AG (b)	754,030	42,767,997
Lanxess AG	939,990	54,900,995
Muenchener Rueckversicherungs AG,
Registered Shares	195,200	26,141,061
Siemens AG	1,845,040	193,398,563
SMA Solar Technology AG (a)	151,900	9,129,722
Volkswagen AG, Preference Shares	731,490	127,388,778
		1,189,535,070
Hong Kong — 0.6%
AIA Group Ltd.	6,447,800	19,715,687
Cheung Kong Holdings Ltd.	2,629,700	32,597,579
Cheung Kong Infrastructure Holdings Ltd.	4,959,300	26,565,551
China Resources Gas Group Ltd. (a)	15,136,000	21,991,914
China Resources Power Holdings Co. Ltd.	19,528,000	34,682,757
Hutchison Whampoa Ltd.	4,587,897	41,962,925
The Link Real Estate Investment Trust	26,848,183	92,203,133
Mongolian Mining Corp. (b)	14,252,600	12,662,791
Wharf Holdings Ltd.	6,798,132	36,160,917
Yuanda China Holdings Ltd. (b)	135,653,000	19,667,886
		338,211,140
India — 0.6%
Adani Enterprises Ltd.	3,759,600	36,712,863
Adani Power Ltd. (b)	16,903,784	30,467,595
Bharat Heavy Electricals Ltd.	9,672,550	62,798,447
Housing Development Finance Corp.	5,946,510	83,658,373
Larsen & Toubro Ltd.	756,200	21,806,931

Common Stocks	Shares	Value
India (concluded)
Reliance Industries Ltd.	2,954,270	$52,890,808
State Bank of India Ltd.	1,055,540	41,043,223
		329,378,240
Indonesia — 0.1%
Bumi Resources Tbk PT	148,756,833	38,854,813
Telekomunikasi Indonesia Tbk PT	17,000,800	14,178,430
		53,033,243
Ireland — 0.1%
Covidien Plc	765,651	36,016,223
Israel — 0.2%
Check Point Software Technologies Ltd. (b)	139,400	8,033,622
Teva Pharmaceutical Industries — ADR (d)	2,920,030	119,283,226
		127,316,848
Italy — 0.4%
Assicurazioni Generali SpA	927,099	16,587,714
Eni SpA	5,058,330	111,808,824
Fiat Industrial SpA (b)	3,228,100	28,105,396
Intesa Sanpaolo SpA	18,637,680	32,895,544
Telecom Italia SpA	13,061,270	16,251,820
		205,649,298
Japan — 6.7%
Aisin Seiki Co., Ltd.	855,690	27,062,873
Asahi Kasei Corp.	5,550,900	32,918,682
Astellas Pharma, Inc.	723,670	26,467,068
Bridgestone Corp.	2,062,400	48,357,251
Canon, Inc.	2,160,319	98,073,741
Daihatsu Motor Co., Ltd.	2,175,930	38,290,829
Daiwa House Industry Co., Ltd.	2,083,330	26,105,960
Denso Corp.	1,162,180	35,740,836
East Japan Railway Co.	2,104,073	127,566,404
Fanuc Ltd.	305,380	49,376,942
Fuji Heavy Industries Ltd.	13,763,190	87,234,410
Futaba Industrial Co., Ltd.	2,009,350	12,806,447
Hitachi Chemical Co., Ltd.	1,776,700	31,566,346
Hitachi Ltd.	5,515,500	29,553,634
Honda Motor Co., Ltd.	2,775,281	82,991,271
Hoya Corp.	2,996,917	65,472,927
Inpex Corp.	18,284	120,712,439
JGC Corp.	3,135,630	88,337,305
JSR Corp.	1,256,500	23,986,694
KDDI Corp.	12,471	91,354,530
Kinden Corp.	2,096,300	17,214,433
Kirin Holdings Co., Ltd.	4,193,710	51,308,044
Komatsu Ltd.	1,491,500	36,877,031
Kubota Corp.	10,358,510	85,314,656
Kuraray Co., Ltd.	3,006,420	42,086,306
Kyowa Hakko Kirin Co., Ltd.	3,847,300	43,359,099
Marubeni Corp.	7,345,700	42,756,123
Mitsubishi Corp.	7,239,230	148,888,868
Mitsubishi Tanabe Pharma Corp.	1,470,900	25,442,556
Mitsubishi UFJ Financial Group, Inc.	10,923,380	47,472,316
Mitsui & Co., Ltd.	8,498,334	124,029,134
Mitsui Fudosan Co., Ltd.	1,393,800	23,179,284
Mitsui OSK Lines Ltd.	4,442,710	17,117,805
MS&AD Insurance Group Holdings, Inc.	3,398,962	66,573,230
Murata Manufacturing Co., Ltd.	875,940	48,928,279
NGK Insulators Ltd.	1,716,800	19,791,182
Nippon Building Fund, Inc.	1,261	12,177,108
Nippon Electric Glass Co.	2,934,890	26,329,492
Nippon Telegraph & Telephone Corp.	1,805,750	92,627,385
NKSJ Holdings, Inc.	2,372,700	47,453,504
NTT DoCoMo, Inc.	113,599	201,756,701

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	9

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
NTT Urban Development Corp.	12,900	$8,880,933
Okumura Corp.	7,158,620	28,254,337
Rinnai Corp.	481,275	35,954,460
Rohm Co., Ltd.	602,800	30,713,527
Sekisui House Ltd.	1,442,080	12,908,984
Shin-Etsu Chemical Co., Ltd.	2,406,840	123,602,712
Shionogi & Co., Ltd.	409,840	5,578,953
Sony Financial Holdings, Inc.	1,437,200	23,907,622
Sumitomo Chemical Co., Ltd.	22,322,240	82,391,004
Sumitomo Electric Industries Ltd.	1,573,000	17,440,575
Sumitomo Mitsui Financial Group, Inc.	1,242,200	34,721,358
Suzuki Motor Corp.	6,107,908	129,543,397
TDK Corp.	705,300	28,760,874
Terumo Corp.	605,240	30,752,251
Toda Corp.	6,989,900	24,802,111
Toho Co., Ltd.	1,196,558	20,581,790
Tokio Marine Holdings, Inc.	5,582,221	133,105,133
Tokyo Gas Co., Ltd.	15,649,285	67,390,820
Toyota Industries Corp.	3,113,180	87,530,040
Toyota Motor Corp.	1,516,370	50,344,647
Ube Industries Ltd.	15,559,500	45,615,624
West Japan Railway Co.	995,300	42,174,434
Yahoo! Japan Corp.	90,300	29,000,731
Yamada Denki Co., Ltd.	463,500	33,332,463
		3,491,947,905
Kazakhstan — 0.1%
KazMunaiGas Exploration Production — GDR	3,732,175	63,372,331
KazMunaiGas Exploration Production — GDR	16,325	277,552
		63,649,883
Luxembourg — 0.0%
Millicom International Cellular SA	74,200	8,183,249
Malaysia — 0.5%
Axiata Group Bhd	62,497,253	98,780,351
British American Tobacco Malaysia Bhd	1,253,500	18,871,480
IOI Corp. Bhd	5,742,499	9,755,933
PLUS Expressways Bhd	29,626,461	42,682,190
Telekom Malaysia Bhd	47,577,334	65,514,811
YTL Power International Bhd	59,399,179	36,764,800
		272,369,565
Mexico — 0.2%
America Movil, SA de CV — ADR (e)	2,808,140	71,382,919
Fomento Economico Mexicano, SA de CV — ADR	303,000	20,316,150
		91,699,069
Netherlands — 0.4%
ASML Holding NV	678,400	28,458,185
CNH Global NV (b)	162,100	6,026,878
ING Groep NV CVA (b)	2,811,850	24,240,882
Koninklijke Philips Electronics NV	3,257,236	67,804,931
LyondellBasell Industries NV, Class A	160,000	5,257,600
Unilever NV — ADR	412,200	14,233,266
Unilever NV CVA (d)	1,103,880	38,109,976
		184,131,718
Norway — 0.2%
DnB NOR ASA	4,571,791	52,881,869
Statoil ASA	2,447,410	62,100,709
Telenor ASA	633,800	11,289,711
		126,272,289

Common Stocks	Shares	Value
Philippines — 0.0%
Philippine Long Distance Telephone Co. — ADR	387,000	$21,493,980
Poland — 0.0%
Powszechny Zaklad Ubezpieczen SA	77,400	8,197,274
Portugal — 0.0%
Zon Multimedia Servicos de Telecomunicacoes
e Multimedia SGPS SA	4,062,414	12,648,796
Russia — 0.9%
Federal Hydrogenerating Co.	193,026,155	6,852,429
Federal Hydrogenerating Co. — ADR	21,117,875	79,614,389
Kuzbassrazrezugol (b)	51,846,796	13,169,086
LSR Group — GDR	450,600	2,158,374
LSR Group — GDR (f)	6,813,100	27,524,924
Magnitogorsk Iron & Steel Works — GDR	3,872,900	23,992,615
Novorossiysk Commercial Sea Port — GDR (a)	3,902,802	31,690,752
OAO Rosneft Oil Co. — GDR	7,197,000	51,206,655
Polyus Gold Co. ZAO — ADR (b)	23,208,974	76,125,435
Sberbank	42,126,800	118,165,674
Uralkali — GDR	93,800	4,070,920
VimpelCom Ltd. — ADR (a)	2,971,600	32,628,168
		467,199,421
Singapore — 0.8%
CapitaLand Ltd.	20,299,300	43,733,732
DBS Group Holdings Ltd.	2,210,070	21,587,452
Fraser and Neave Ltd.	10,242,700	49,886,455
Global Logistic Properties Ltd. (b)	13,191,000	18,366,218
Keppel Corp. Ltd.	8,734,830	65,389,969
M1 Ltd.	11,659,200	22,770,581
Noble Group Ltd.	8,534,071	10,420,082
Oversea-Chinese Banking Corp.	9,334,120	62,491,539
Raffles Medical Group Ltd.	8,996,500	16,001,166
Sembcorp Marine Ltd. (a)	5,289,400	17,543,470
Singapore Press Holdings Ltd.	5,034,860	15,581,082
Singapore Telecommunications Ltd.	27,251,610	68,900,553
United Overseas Bank Ltd.	1,229,450	16,674,460
		429,346,759
South Africa — 0.3%
AngloGold Ashanti Ltd. — ADR	243,000	10,986,030
Harmony Gold Mining Co. Ltd. — ADR	1,213,194	15,929,237
Life Healthcare Group Holdings Ltd.	9,294,400	22,530,218
Randgold Resources Ltd. — ADR	862,934	94,551,679
		143,997,164
South Korea — 0.8%
Cheil Industries, Inc.	307,311	27,146,292
Hyundai Motor Co.	278,300	56,046,406
KT Corp.	172,000	5,764,896
KT Corp. — ADR	2,280,340	38,036,071
KT&G Corp.	741,301	46,490,182
LG Corp.	438,200	25,644,942
Mando Corp.	56,700	9,711,644
POSCO (a)	74,430	25,789,129
POSCO — ADR	329,750	28,332,120
Samsung Electronics Co., Ltd.	152,100	130,936,884
Samsung Fine Chemicals Co., Ltd.	387,200	18,576,908
SK Telecom Co., Ltd.	25,310	3,370,166
		415,845,640

See Notes to Consolidated Financial Statements.

10	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Spain — 0.3%
Banco Santander SA	2,662,131	$22,531,894
Repsol YPF SA	1,400,870	42,165,762
Telefonica SA	3,784,081	80,417,764
Telefonica SA — ADR	712,094	15,217,449
		160,332,869
Sweden — 0.1%
Nordea Bank AB	641,500	5,825,380
SKF AB, Class B	727,500	16,122,853
Swedbank AB, Class A	917,600	12,846,833
		34,795,066
Switzerland — 1.0%
Compagnie Financiere Richemont SA	494,500	28,168,993
Garmin Ltd.	199,164	6,849,250
Nestle SA, Registered Shares	2,698,930	156,099,799
Novartis AG, Registered Shares	1,753,237	98,769,078
Roche Holding AG	387,447	63,568,168
Swisscom AG	119,120	47,986,575
TE Connectivity Ltd. (d)	386,623	13,744,447
Transocean Ltd.	1,045,500	59,750,325
UBS AG (b)	2,403,010	30,369,740
Zurich Financial Services AG (b)	158,309	36,481,283
		541,787,658
Taiwan — 0.6%
Cheng Shin Rubber Industry Co. Ltd.	9,484,800	21,634,060
Chunghwa Telecom Co., Ltd.	10,695,973	35,784,741
Chunghwa Telecom Co., Ltd. — ADR	2,094,807	70,448,359
Far EasTone Telecommunications Co., Ltd.	17,621,000	28,896,142
HON HAI Precision Industry Co., Ltd.	7,237,010	19,839,372
HTC Corp.	2,967,176	66,682,981
Taiwan Semiconductor Manufacturing Co., Ltd.	17,771,824	43,307,738
Yulon Motor Co., Ltd.	14,654,000	30,832,878
		317,426,271
Thailand — 0.3%
Hana Microelectronics PCL	7,324,110	3,953,828
PTT Chemical PCL (b)	27,707,376	59,018,964
PTT Public Company THB10	3,586,670	35,691,741
Siam Commercial Bank PCL	12,400,383	47,383,577
		146,048,110
Turkey — 0.3%
BIM Birlesik Magazalar AS	970,800	29,510,550
Tupras Turkiye Petrol Rafinerileri AS	1,199,405	27,024,269
Turk Telekomunikasyon AS	6,461,264	27,403,008
Turkcell Iletisim Hizmet AS (b)	2,923,730	14,396,255
Turkiye Garanti Bankasi AS	8,716,465	30,582,302
		128,916,384
United Kingdom — 3.1%
Amlin Plc	1,641,900	7,573,014
Anglo American Plc	1,488,800	54,580,112
Antofagasta Plc	3,682,800	68,544,418
AstraZeneca Plc — ADR	105,700	5,064,087
BG Group Plc	8,894,200	192,861,941
BP Plc	9,626,691	70,841,248
BP Plc — ADR	1,979,800	87,467,564
British American Tobacco Plc	757,343	34,724,413
British Sky Broadcasting Group Plc	906,709	10,223,573
BT Group Plc	23,443,900	70,735,532
Diageo Plc — ADR	1,525,443	126,428,716
GlaxoSmithKline Plc — ADR	171,700	7,690,443
Glencore International Plc	3,728,200	26,099,145

Common Stocks	Shares	Value
United Kingdom (concluded)
Guinness Peat Group Plc	36,336,484	$18,114,669
HSBC Holdings Plc	10,780,838	94,066,131
HSBC Holdings Plc	2,752,800	24,046,621
International Power Plc	19,115,500	103,695,630
Lloyds TSB Group Plc (b)	45,114,206	23,329,536
National Grid Plc	10,594,200	105,327,960
Petropavlovsk Plc	610,529	7,186,265
Rio Tinto Plc	1,319,900	71,405,151
Royal Dutch Shell Plc — ADR	1,229,785	87,204,054
Scottish & Southern Energy Plc	4,451,300	96,175,518
Unilever Plc	729,706	24,459,851
Unilever Plc — ADR	455,600	15,330,940
Vallares Plc (b)	3,278,700	52,454,645
Vodafone Group Plc	32,875,361	91,284,526
Vodafone Group Plc — ADR	2,036,286	56,690,202
		1,633,605,905
United States — 33.2%
3M Co.	842,639	66,585,334
Abbott Laboratories	1,806,643	97,323,858
Accenture Plc	132,024	7,955,766
ACE Ltd. (d)	2,150,419	155,152,731
Activision Blizzard, Inc. (d)	8,001,172	107,135,693
Adobe Systems, Inc. (b)	840,900	24,730,869
The AES Corp. (b)(d)	5,619,661	63,052,596
Aetna, Inc.	2,952,039	117,373,071
Agilent Technologies, Inc. (b)	1,672,899	62,014,366
Albemarle Corp.	110,900	5,909,861
Alcoa, Inc.	8,088,000	87,026,880
Alliance Data Systems Corp. (b)	78,900	8,082,516
Alliance Resource Partners LP	397,837	30,207,763
The Allstate Corp.	543,894	14,326,168
Altera Corp.	174,400	6,613,248
Altria Group, Inc.	2,078,568	57,264,548
Amdocs Ltd. (b)	214,715	6,445,744
American Eagle Outfitters, Inc. (d)	4,197,900	55,118,427
American Electric Power Co., Inc.	962,270	37,797,966
American Tower Corp., Class A (b)	1,232,046	67,885,735
American Water Works Co., Inc.	1,043,378	31,854,330
Ameriprise Financial, Inc.	110,400	5,153,472
AmerisourceBergen Corp.	1,225,019	49,980,775
Amgen, Inc.	138,531	7,933,670
Anadarko Petroleum Corp.	1,134,935	89,092,397
Analog Devices, Inc.	165,300	6,045,021
Apache Corp.	708,270	70,564,940
Apple, Inc. (b)(d)	1,419,212	574,468,633
Arch Capital Group Ltd. (a)(b)	762,271	27,418,888
Arrow Electronics, Inc. (b)	154,700	5,576,935
AT&T, Inc.	10,998,302	322,360,232
Autodesk, Inc. (a)(b)	159,600	5,522,160
Autoliv, Inc.	77,700	4,488,729
Axis Capital Holdings Ltd.	175,041	5,487,535
Baker Hughes, Inc.	518,300	30,056,217
Ball Corp.	178,200	6,160,374
Bank of America Corp.	16,981,663	115,984,758
The Bank of New York Mellon Corp.	5,197,439	110,601,502
Baxter International, Inc.	114,300	6,284,214
Becton Dickinson & Co.	81,300	6,360,099
Biogen Idec, Inc. (b)	95,363	11,096,439
BMC Software, Inc. (b)	155,240	5,396,142
Boeing Co.	1,670,379	109,894,234
BorgWarner, Inc. (b)	412,700	31,567,423
Bristol-Myers Squibb Co.	6,206,315	196,057,491
CA, Inc.	4,110,730	89,038,412

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	11

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
Calpine Corp. (b)(d)	3,115,500	$47,262,135
Capital One Financial Corp.	129,055	5,892,651
Cardinal Health, Inc.	156,380	6,922,943
Celgene Corp. (a)(b)	483,149	31,322,550
CenturyLink, Inc.	1,932,248	68,131,064
Chevron Corp.	3,575,552	375,611,738
Chubb Corp.	890,526	59,709,768
Cigna Corp.	926,738	41,091,563
Cimarex Energy Co.	69,600	4,454,400
Cisco Systems, Inc. (d)	11,871,669	219,982,027
Citigroup, Inc.	6,849,174	216,365,407
CMS Energy Corp.	1,637,059	34,083,568
CNA Financial Corp.	143,900	3,827,740
Coach, Inc.	116,400	7,574,148
The Coca-Cola Co.	626,353	42,792,437
Coca-Cola Enterprises, Inc.	236,900	6,353,658
Cognizant Technology Solutions Corp. (b)	243,100	17,685,525
Colgate-Palmolive Co. (d)	1,023,810	92,521,710
Comcast Corp., Class A	6,335,651	148,571,016
Computer Sciences Corp.	211,537	6,654,954
ConAgra Foods, Inc.	918,625	23,268,771
ConocoPhillips	531,238	37,000,727
Consol Energy, Inc.	5,939,495	253,972,806
Consolidated Edison, Inc.	613,400	35,497,458
Constellation Brands, Inc., Class A (b)	743,419	15,031,932
Constellation Energy Group, Inc.	138,000	5,478,600
Corning, Inc. (d)	13,174,779	188,267,592
Coventry Health Care, Inc. (b)	183,200	5,827,592
Crown Holdings, Inc. (a)(b)	688,211	23,254,650
CVS Caremark Corp.	2,257,529	81,948,303
DaVita, Inc. (b)	635,770	44,503,900
Dell, Inc. (b)(d)	4,235,366	66,961,136
Devon Energy Corp.	1,045,629	67,913,604
Diamond Offshore Drilling, Inc.	123,400	8,087,636
DISH Network Corp., Class A (b)	684,563	16,545,888
Dominion Resources, Inc.	691,400	35,669,326
The Dow Chemical Co.	2,391,404	66,672,344
Dr. Pepper Snapple Group, Inc.	433,452	16,232,777
Eastman Chemical Co.	153,610	6,035,337
eBay, Inc. (a)(b)	1,211,460	38,560,772
Edison International	158,200	6,422,920
E.I. du Pont de Nemours & Co.	1,649,695	79,300,839
El Paso Corp. (d)	6,429,511	160,802,070
Electronic Arts, Inc. (a)(b)(d)	2,255,221	52,659,410
Eli Lilly & Co.	811,900	30,170,204
EMC Corp. (a)(b)(d)	3,545,268	86,894,519
Endurance Specialty Holdings Ltd. (a)	882,058	32,812,558
Entergy Corp.	562,763	38,926,317
EOG Resources, Inc. (d)	488,947	43,726,530
Exelon Corp.	1,506,850	66,889,071
Expedia, Inc.	161,950	4,252,807
Exxon Mobil Corp.	7,885,969	615,815,319
Fidelity National Financial, Inc., Class A	3,640,607	56,210,972
Fidelity National Information Services, Inc.	124,797	3,267,185
First Solar, Inc. (b)	571,200	28,428,624
Fluor Corp.	105,800	6,014,730
FMC Corp.	1,741,083	137,354,038
Ford Motor Co. (b)	6,311,100	73,713,648
Freeport-McMoRan Copper & Gold, Inc.,
Class B	1,783,416	71,800,328
Freescale Semiconductor Holdings I
Ltd. (a)(b)	4,128,100	54,449,639

Common Stocks	Shares	Value
United States (continued)
General Dynamics Corp.	810,200	$52,006,738
General Electric Co.	17,532,693	292,971,300
General Mills, Inc. (d)	1,944,165	74,908,677
General Motors Co. (a)(b)	2,948,900	76,229,065
Gilead Sciences, Inc. (b)	1,481,001	61,698,502
The Goldman Sachs Group, Inc.	1,193,948	130,797,003
Google, Inc., Class A (b)(d)	454,386	269,287,319
H.J. Heinz Co.	445,054	23,783,686
Halliburton Co.	2,409,565	90,021,348
Harris Corp.	109,430	4,130,983
HCA Holdings, Inc. (b)	2,241,300	52,558,485
HealthSouth Corp. (a)(b)	1,626,422	28,722,613
Helmerich & Payne, Inc.	108,500	5,770,030
Herbalife Ltd.	145,400	9,067,144
Hess Corp.	952,979	59,618,366
Hewlett-Packard Co.	4,061,442	108,074,972
Hologic, Inc. (b)	3,077,501	49,609,316
Humana, Inc.	858,717	72,896,486
Intel Corp.	5,856,005	143,706,363
International Business Machines Corp.	2,384,180	440,191,153
International Game Technology	1,960,789	34,490,279
International Paper Co.	816,519	22,617,576
Intuit, Inc.	134,930	7,241,693
ITC Holdings Corp.	371,412	26,994,224
Johnson & Johnson	4,955,140	319,061,465
Johnson Controls, Inc.	1,041,400	34,293,302
JPMorgan Chase & Co.	7,702,049	267,723,223
KBR, Inc.	1,772,052	49,457,971
Kinetic Concepts, Inc. (b)	114,700	7,844,333
KLA-Tencor Corp.	140,400	6,611,436
Kraft Foods, Inc. (d)	3,332,403	117,233,938
The Kroger Co.	286,400	6,638,752
L-3 Communications Holdings, Inc.	77,200	5,232,616
Lam Research Corp. (a)(b)	118,800	5,107,212
Lear Corp.	182,800	8,575,148
Liberty Global, Inc. (a)(b)	167,000	6,710,060
Life Technologies Corp. (b)	1,147,216	46,657,275
Limited Brands, Inc.	220,228	9,405,938
Lincoln National Corp.	215,700	4,109,085
Lorillard, Inc.	315,240	34,884,458
Macy's, Inc.	184,100	5,620,573
Marathon Oil Corp.	2,258,062	58,777,354
Marathon Petroleum Corp.	2,696,281	96,796,488
Marvell Technology Group Ltd. (b)	1,661,600	23,245,784
MasterCard, Inc., Class A	142,300	49,412,252
Mattel, Inc.	1,627,746	45,967,547
McDermott International, Inc. (b)	2,763,516	30,343,406
McDonald's Corp.	698,874	64,890,451
The McGraw-Hill Cos., Inc.	170,325	7,238,813
McKesson Corp.	804,134	65,577,128
Mead Johnson Nutrition Co. (d)	1,487,340	106,865,379
MeadWestvaco Corp.	218,299	6,092,725
Medco Health Solutions, Inc. (b)	1,133,774	62,198,842
Medtronic, Inc.	2,690,657	93,473,424
Merck & Co., Inc.	5,588,968	192,819,396
MetLife, Inc.	1,049,959	36,916,558
MetroPCS Communications, Inc. (b)	1,627,800	13,836,300
Mettler-Toledo International, Inc. (a)(b)	186,983	28,720,589
Microsoft Corp.	17,342,611	461,833,731
Molson Coors Brewing Co., Class B	131,285	5,558,607
Morgan Stanley	5,146,154	90,778,157
Motorola Mobility Holdings, Inc. (b)	1,078,500	41,932,080
Motorola Solutions, Inc.	709,453	33,280,440
Murphy Oil Corp.	86,200	4,772,894

See Notes to Consolidated Financial Statements.

12	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
United States (continued)
Mylan, Inc. (b)		2,741,951	$53,659,981
National Oilwell Varco, Inc.		2,210,100	157,646,433
Newmont Mining Corp.		3,617,536	241,759,931
NextEra Energy, Inc.		1,939,867	109,408,499
NII Holdings, Inc. (b)		120,000	2,823,600
Northern Trust Corp.		725,200	29,348,844
NRG Energy, Inc. (b)(d)		1,466,815	31,419,177
Occidental Petroleum Corp.		2,430,152	225,858,327
Oracle Corp. (d)		10,969,788	359,479,953
PACCAR, Inc.		1,464,200	63,312,008
Pall Corp.		430,122	22,009,343
Parker Hannifin Corp.		70,478	5,747,481
PerkinElmer, Inc.		1,234,090	25,508,640
Perrigo Co.		492,300	44,444,844
Pfizer, Inc.		13,163,914	253,536,984
PG&E Corp. (d)		1,116,796	47,910,548
Philip Morris International, Inc.		1,469,974	102,707,083
Platinum Underwriters Holdings Ltd.		414,667	14,359,918
Polo Ralph Lauren Corp.		55,384	8,794,425
Polycom, Inc. (b)(d)		2,389,226	39,493,906
PPG Industries, Inc.		72,704	6,282,353
PPL Corp.		2,095,406	61,542,074
Praxair, Inc.		294,162	29,907,451
Precision Castparts Corp.		410,185	66,921,683
Principal Financial Group, Inc.		497,620	12,828,644
The Procter & Gamble Co.		2,004,399	128,261,492
The Progressive Corp.		1,165,996	22,165,584
Prudential Financial, Inc.		555,400	30,102,680
Pulte Group, Inc. (a)(b)		5,484,100	28,407,638
QEP Resources, Inc.		2,756,913	98,008,257
QUALCOMM, Inc.		4,319,260	222,873,816
Quicksilver Resources, Inc. (a)(b)		5,790,531	44,587,089
Reinsurance Group of America, Inc.		106,500	5,562,495
RenaissanceRe Holdings Ltd. (a)		416,881	28,397,934
Ross Stores, Inc.		65,234	5,722,979
Ryder System, Inc.		117,311	5,975,822
SanDisk Corp. (a)(b)(d)		1,070,502	54,242,336
Sara Lee Corp. (d)		4,908,495	87,371,211
Schlumberger Ltd.		2,481,336	182,303,756
Seagate Technology (d)		2,431,300	39,265,495
Simon Property Group, Inc. (a)		295,500	37,954,020
SM Energy Co. (d)		934,301	77,462,896
The Southern Co. (d)		2,401,552	103,747,046
Spirit AeroSystems Holdings, Inc.,
Class A (a)(b)		2,549,579	43,521,314
The St. Joe Co. (b)(c)		9,125,719	130,954,068
State Street Corp.		2,331,845	94,183,220
Symantec Corp. (b)(d)		3,187,434	54,218,252
Teradata Corp. (a)(b)		187,774	11,202,597
Texas Instruments, Inc.		1,922,321	59,072,924
Thermo Fisher Scientific, Inc. (b)		1,045,383	52,551,403
Time Warner Cable, Inc. (d)		522,054	33,249,619
Torchmark Corp.		149,400	6,114,942
The Travelers Cos., Inc.		1,938,423	113,106,982
Union Pacific Corp.		1,850,854	184,289,533
United Technologies Corp. (d)		1,215,451	94,780,869
UnitedHealth Group, Inc.		1,471,300	70,607,687
Unum Group		142,785	3,403,994
Urban Outfitters, Inc. (b)		172,600	4,703,350
U.S. Bancorp		4,735,931	121,192,474
Valero Energy Corp.		2,646,487	65,103,580
Validus Holdings Ltd.		624,683	17,091,327
Vanguard Health Systems, Inc. (b)		1,339,900	13,023,828

Common Stocks		Shares	Value
United States (concluded)
Verizon Communications, Inc.		4,316,545	$159,625,834
Viacom, Inc., Class B		892,130	39,119,900
Visa, Inc., Class A		736,944	68,727,397
Wal-Mart Stores, Inc.		3,077,503	174,555,970
Walgreen Co.		155,600	5,165,920
Walt Disney Co.		1,610,300	56,167,264
Waters Corp. (a)(b)		675,321	54,106,719
Weatherford International Ltd. (b)		2,303,750	35,708,125
WellPoint, Inc.		1,733,228	119,419,409
Wells Fargo & Co.		6,001,194	155,490,937
Western Digital Corp. (b)		1,035,705	27,591,181
The Western Union Co.		297,400	5,195,578
Whiting Petroleum Corp. (a)(b)(d)		2,127,800	99,049,090
Wyndham Worldwide Corp.		142,600	4,801,342
Xerox Corp.		5,813,305	47,552,835
XL Group Plc		6,273,382	136,383,325
			17,399,947,959
Total Common Stocks — 63.0%			32,995,635,970

Fixed Income Securities
Corporate Bonds		Par (000)
Argentina — 0.0%
Empresa Distribuidora Y Comercializadora
Norte, 9.75%, 10/25/22 (f)	USD	6,575	5,292,875
Australia — 0.1%
TFS Corp. Ltd., 11.00%, 7/15/18 (f)		58,050	58,099,188
Brazil — 0.2%
Hypermarcas SA, 6.50%, 4/20/21 (f)		18,728	18,166,160
OGX Petroleo e Gas Participacoes SA,
8.50%, 6/01/18 (f)		53,842	53,303,580
Odebrecht Drilling Norbe VIII/IX Ltd.,
6.35%, 6/30/21 (f)		37,037	38,703,665
			110,173,405
Canada — 0.2%
Daylight Resources Trust,
6.25%, 12/31/14	CAD	20,106	22,128,199
PetroBakken Energy Ltd.,
3.13%, 2/08/16 (g)	USD	77,400	68,112,000
Viterra, Inc., 5.95%, 8/01/20 (f)		32,683	33,977,312
			124,217,511
Chile — 0.1%
Inversiones Alsacia SA, 8.00%, 8/18/18 (f)		49,307	38,504,142
China — 0.2%
Celestial Nutrifoods Ltd.,
0.01%, 6/12/49 (b)(g)(h)(i)	SGD	89,400	10,686,962
China Milk Products Group Ltd.,
169.38%, 1/05/12 (g)(h)(i)	USD	39,800	5,174,000
China Petroleum & Chemical Corp., Series
SINO, 7.89%, 4/24/14 (g)(i)	HKD	462,270	66,643,806
			82,504,768

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	13

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Hong Kong — 0.0%
FU JI Food and Catering Services
Holdings Ltd., 0.01%,
10/18/10 (b)(g)(h)(i)	CNY	190,300	$4,491,809
Hutchinson Whampoa International Ltd.,
(09/16), 4.63%, 9/11/15	USD	7,796	8,265,421
			12,757,230
India — 0.4%
REI Agro Ltd.:
5.50%, 11/13/14		8,353	7,893,585
5.50%, 11/13/14 (f)(g)		46,977	44,393,265
Suzlon Energy Ltd. (g)(i):
81.82%, 6/12/12		24,650	31,305,500
47.73%, 10/11/12		39,502	45,427,300
10.09%, 7/25/14		36,995	31,908,188
Tata Steel Ltd., 1.00%, 9/05/12 (g)		26,900	32,145,500
			193,073,338
Indonesia — 0.1%
Bumi Investment Pte Ltd.,
10.75%, 10/06/17 (f)		21,723	22,483,305
Ireland — 0.1%
Bank of Ireland Mortgage Bank:
4.63%, 9/16/15	EUR	13,440	15,275,517
3.25%, 6/22/16		10,000	10,546,063
Ono Finance II Plc, 10.88%, 7/15/19 (f)	USD	5,695	5,125,500
			30,947,080
Luxembourg — 0.3%
Evraz Group SA, 9.50%, 4/24/18 (f)		22,010	23,770,800
Gaz Capital SA, 2.89%, 11/15/12	JPY	1,800,000	22,869,762
Intelsat Jackson Holdings SA,
7.50%, 4/01/21 (f)	USD	39,550	39,747,750
Subsea 7 SA, Series ACY,
2.25%, 10/11/13 (g)		11,400	13,235,400
TNK-BP Finance SA:
7.50%, 7/18/16 (f)		12,021	13,283,205
6.63%, 3/20/17		34,096	36,567,960
Series 2, 7.50%, 7/18/16		4,413	4,876,365
			154,351,242
Malaysia — 0.3%
IOI Capital Bhd, Series IOI,
(2.56)%, 12/18/11 (g)(i)		40,285	52,430,927
Johor Corp., Series P3, 1.00%, 7/31/12	MYR	179,132	78,238,879
Paka Capital Ltd., 6.84%, 3/12/13 (g)(i)	USD	22,000	21,737,100
			152,406,906
Mexico — 0.1%
BBVA Bancomer SA, 6.50%, 3/10/21 (f)		26,070	25,939,650
Petroleos Mexicanos, 6.00%, 3/05/20		31,105	34,604,313
			60,543,963
Netherlands — 0.3%
Bio City Development Co. BV,
8.00%, 7/06/18 (f)		142,200	142,200,000
Republic of Korea — 0.0%
Korea Development Bank,
3.88%, 5/04/17 (j)		13,575	13,563,556
Singapore — 1.1%
CapitaLand Ltd.:
2.10%, 11/15/16	SGD	67,750	52,777,833
3.13%, 3/05/18		170,000	139,163,181
2.95%, 6/20/22		163,000	121,011,133

Corporate Bonds		Par (000)	Value
Singapore (concluded)
Keppel Land Ltd., 2.50%, 6/23/13 (g)	USD	28,800	$23,030,291
Olam International Ltd.,
6.00%, 10/15/16 (g)		69,300	83,056,050
Wilmar International Ltd.,
17.83%, 12/18/12 (g)(i)		42,000	52,605,000
Yanlord Land Group Ltd.:
5.85%, 7/13/14 (g)	SGD	32,750	26,121,518
9.50%, 5/04/17 (f)	USD	32,038	27,392,490
Ying Li International Real Estate Ltd.,
4.00%, 3/03/15	SGD	66,000	44,708,320
			569,865,816
South Korea — 0.5%
Hana Bank, 4.50%, 10/30/15 (f)	USD	14,402	14,766,716
Hyundai Capital Services, Inc.,
4.38%, 7/27/16 (f)		11,494	11,647,870
Hyundai Motor Manufacturing Czech sro,
4.50%, 4/15/15 (f)		15,996	16,525,772
Korea Electric Power Corp.:
5.13%, 4/23/34		38,562	41,089,122
0.00%, 4/01/96 (k)		31,040	22,731,803
Zeus Cayman, 4.37%, 8/19/13 (g)(i)	JPY	8,524,000	107,531,274
Zeus Cayman II, 1.30%, 8/18/16 (g)(i)		2,682,000	34,236,838
			248,529,395
Spain — 0.0%
Nara Cable Funding Ltd.,
8.88%, 12/01/18 (f)	EUR	10,072	12,961,063
Sweden — 0.0%
Svensk Exportkredit AB, 10.50%, 9/29/15	TRY	31,190	18,424,153
Switzerland — 0.1%
Credit Suisse/Nassau, 10.25%, 7/17/22	IDR	231,829,450	33,635,370
UBS AG, 4.88%, 8/04/20	USD	33,671	34,586,211
			68,221,581
United Arab Emirates — 0.5%
Aldar Funding Ltd., 5.77%, 11/10/11		17,802	17,721,891
Dana Gas Sukuk Ltd., 7.50%, 10/31/12		239,390	208,269,300
Pyrus Ltd., 7.50%, 12/20/15 (f)		46,200	45,645,600
			271,636,791
United Kingdom — 0.3%
Anglo American Plc, Series AAL,
4.00%, 5/07/14 (g)		13,500	19,642,500
Essar Energy Invest Ltd., 4.25%, 2/01/16		2,800	1,996,400
Essar Energy Plc, 4.25%, 2/01/16		49,800	35,836,080
Lloyds TSB Bank Plc, 13.00% (p)	GBP	59,742	102,783,340
Petropavlovsk 2010 Ltd.,
4.00%, 2/18/15 (g)	USD	16,400	14,825,600
			175,083,920
United States — 1.8%
Advanced Micro Devices, Inc.,
6.00%, 5/01/15 (g)		53,368	52,300,640
Ally Financial, Inc., 4.50%, 2/11/14		32,736	31,999,440
Amylin Pharmaceuticals, Inc.,
3.00%, 6/15/14		38,682	34,620,390
Building Materials Corp. of America,
6.88%, 8/15/18 (f)		9,823	10,215,920
Calpine Corp. (f):
7.88%, 7/31/20		17,135	18,377,288
7.50%, 2/15/21		6,587	6,916,350

See Notes to Consolidated Financial Statements.

14	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
United States (concluded)
Capsugel Finance Co. SCA,
9.88%, 8/01/19 (f)	EUR	9,924	$14,006,476
CF Industries, Inc., 7.13%, 5/01/20	USD	12,675	14,750,531
Chrysler Group LLC/CG Co-Issuer, Inc. (f):
8.00%, 6/15/19		23,932	22,017,440
8.25%, 6/15/21		17,064	15,613,560
Consol Energy, Inc., 8.00%, 4/01/17		52,871	57,893,745
Crown Cork & Seal Co., Inc.,
7.50%, 12/15/96		5,827	4,690,735
DaVita, Inc.:
6.38%, 11/01/18		14,793	14,940,930
6.63%, 11/01/20		19,549	19,695,618
DJO Finance LLC / DJO Finance Corp.,
9.75%, 10/15/17		4,020	3,306,450
EH Holding Corp. (f):
6.50%, 6/15/19		32,915	33,655,587
7.63%, 6/15/21		9,467	9,798,345
Electronic Arts, Inc., 0.75%, 7/15/16 (f)(g)		44,536	45,315,380
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		8,711	9,494,990
8.00%, 12/15/16		9,447	10,908,167
6.63%, 8/15/17		13,227	14,495,125
Gilead Sciences, Inc. (g):
1.63%, 5/01/16		3,300	3,811,500
Series B, 0.63%, 5/01/13		56,771	67,060,744
The Hertz Corp., 7.50%, 10/15/18		5,059	5,274,008
Hologic, Inc., 2.00%, 12/15/37 (g)(l)		91,505	97,109,681
HSBC Finance Corp., 6.68%, 1/15/21		9,265	9,423,487
Lam Research Corp., 1.25%, 5/15/18 (f)(g)		7,884	7,755,885
Linn Energy LLC, 7.75%, 2/01/21		28,393	30,309,528
Morgan Stanley, 3.80%, 4/29/16		33,075	31,999,633
Mylan, Inc., 3.75%, 9/15/15 (g)		46,654	75,404,527
NRG Energy, Inc., 8.25%, 9/01/20		9,613	9,949,455
Phibro Animal Health Corp.,
9.25%, 7/01/18 (f)		4,575	4,209,000
Reliance Holdings USA, Inc.,
4.50%, 10/19/20 (f)		26,433	25,626,423
SM Energy Co., 3.50%, 4/01/27 (g)		30,116	47,093,895
SunGard Data Systems, Inc.,
7.38%, 11/15/18		28,458	29,098,305
Texas Industries, Inc., 9.25%, 8/15/20		42,330	38,520,300
Valeant Pharmaceuticals International,
6.75%, 10/01/17 (f)		10,976	10,976,000
			938,635,478
Total Corporate Bonds — 6.7%			3,504,476,706

Floating Rate Loan Interests
Mexico — 0.1%
Financiera URBI, SA, Term Loan,
3.00%, 4/12/12		41,040	40,424,400
United States — 0.2%
Obsidian Natural Gas Trust, Term Loan,
2.00%, 11/02/15		95,719	95,718,888
Vodafone Americas Finance 2, Inc.,
Term Loan B, 6.25%, 7/11/16		41,170	41,375,850
			137,094,738
Total Floating Rate Loan Interests — 0.3%			177,519,138

Foreign Agency Obligations		Par (000)	Value
Australia Government Bond:
4.75%, 11/15/12	AUD	165,240	$175,302,700
5.50%, 12/15/13		150,000	163,214,794
5.75%, 5/15/21		234,347	270,354,694
Series 123, 5.75%, 4/15/12		165,240	175,293,992
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 5/15/15	BRL	115,128	145,759,083
Series F, 10.00%, 1/01/17		680,091	374,042,021
Series F, 10.00%, 1/01/21		591,199	314,859,062
Bundesrepublik Deutschland:
4.25%, 7/04/17	EUR	397,494	636,122,403
3.50%, 7/04/19		316,102	492,326,569
Canadian Government Bond:
4.00%, 6/01/16	CAD	60,628	67,509,210
3.50%, 6/01/20		73,538	81,066,284
Export-Import Bank of Korea,
4.13%, 9/09/15	USD	23,711	24,316,982
Hong Kong Government Bond:
4.13%, 2/22/13	HKD	306,650	41,530,810
2.03%, 3/18/13		1,056,650	139,405,496
1.67%, 3/24/14		197,900	26,301,839
3.51%, 12/08/14		518,200	72,998,844
1.69%, 12/22/14		259,100	34,583,653
Korea Development Bank,
4.38%, 8/10/15	USD	23,455	24,426,600
Malaysia Government Bond:
Series 0108, 3.46%, 7/31/13	MYR	195,681	64,300,215
Series 0109, 2.51%, 8/27/12		671,537	218,528,603
New Zealand Government Bond,
Series 216, 4.50%, 2/15/16	NZD	20,073	26,899,154
Poland Government Bond,
3.00%, 8/24/16	PLN	173,330	66,414,819
Turkey Government Bond:
10.00%, 1/09/13	TRY	22,288	12,603,483
10.50%, 1/15/20		94,542	56,482,413
4.00%, 4/01/20		44,250	26,774,316
Ukraine Government International Bond (f):
6.88%, 9/23/15	USD	9,854	9,312,030
7.75%, 9/23/20		13,410	12,840,075
United Kingdom Gilt:
4.00%, 9/07/16	GBP	49,499	89,764,118
4.75%, 3/07/20		349,564	672,144,116
4.25%, 12/07/40		117,216	217,478,022
Vietnam Government International Bond:
6.75%, 1/29/20	USD	23,121	23,352,210
6.75%, 1/29/20		900	909,000
Total Foreign Agency Obligations — 9.1%			4,757,217,610

Non-Agency Mortgage-Backed Securities
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN,
1.99%, 11/15/15 (f)(m)		72,447	65,977,612
Total Non-Agency Mortgage-Backed
Securities — 0.1%			65,977,612

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	15

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

US Treasury Obligations		Par (000)	Value
US Treasury Notes:
0.63%, 7/31/12 (e)	USD	193,101	$193,817,806
2.25%, 1/31/15 (e)		392,540	414,804,371
2.38%, 2/28/15 (e)(n)		397,163	421,644,127
2.50%, 3/31/15		489,360	522,122,652
2.25%, 3/31/16		527,509	560,314,360
1.38%, 9/30/18		287,579	283,444,953
1.75%, 10/31/18		33,387	33,695,198
3.50%, 5/15/20 (e)		885,704	997,524,130
2.63%, 8/15/20 (e)		679,705	715,124,064
2.13%, 8/15/21		133,726	133,141,219
Total US Treasury Obligations — 8.2%			4,275,632,880
Total Fixed Income Securities — 24.4%			12,780,823,946

Investment Companies		Shares
United States — 2.5%
Energy Select Sector SPDR Fund (a)		1,603,405	111,596,988
ETFS Gold Trust (b)(c)		1,355,000	230,986,850
ETFS Palladium Trust (b)(c)		462,500	29,662,437
ETFS Platinum Trust (b)(c)		390,600	61,882,758
iShares Gold Trust (b)(o)		12,437,367	208,574,645
iShares Silver Trust (b)(o)		490,150	16,390,616
SPDR Gold Shares (b)		3,865,732	646,891,593
			1,305,985,887
Vietnam — 0.0%
Vietnam Enterprise Investments Ltd.,
R Shares (b)		2,801,490	4,902,608
Vinaland Ltd. (b)		14,489,260	10,526,447
			15,429,055
Total Investment Companies — 2.5%			1,321,414,942

Preferred Securities
Capital Trusts		Par (000)
Germany — 0.0%
Deutsche Bank Capital Funding Trust VII,
5.63% (f)(m)(p)	USD	132,960	2,526,240
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd.,
7.88%, 2/24/41		31,763	30,968,925
United States — 0.0%
BAC Capital Trust XI, 6.63%, 5/23/36		16,188	13,360,782
JPMorgan Chase Capital XXV, Series Y,
6.80%, 10/01/37		4,512	4,506,360
			17,867,142
Total Capital Trusts — 0.1%			51,362,307

Preferred Stocks		Shares
Switzerland — 0.0%
UBS AG, 9.38% (g)		1,451,950	22,775,578
United Kingdom — 0.1%
HSBC Holdings Plc, 8.00%		1,270,200	33,977,850

Preferred Stocks		Shares	Value
United States — 0.7%
Bunge, Ltd., 4.88% (g)		82,953	$8,144,326
Chesapeake Energy Corp., 5.75% (f)(g)		99,097	114,952,520
Crown Castle International Corp., 6.25% (g)		227,900	13,218,200
General Motors Co., 4.75% (g)		1,450,500	60,282,780
Health Care Reit, Inc., 6.50% (g)		659,700	33,275,268
PPL Corp. (g):
8.75%		659,950	36,026,671
9.50%		745,850	42,401,572
SandRidge Energy, Inc., 7.00% (c)(f)(g)		263,300	30,345,325
Wells Fargo & Co., Series L, 7.50% (g)		23,542	24,863,883
			363,510,545
Total Preferred Stocks — 0.8%			420,263,973

Trust Preferreds
United States — 0.2%
Citigroup Capital XIII, 7.88%, 10/30/40 (m)		1,469,950	38,862,263
GMAC Capital Trust I, Series 2,
8.13%, 2/15/40 (m)		2,855,000	58,616,520
Omnicare Capital, 4.00%, 6/15/33 (g)		850,400	17,826,274
Wachovia Capital Trust IV, 6.38%, 3/01/67		132,960	3,322,329
Total Trust Preferreds — 0.2%			118,627,386
Total Preferred Securities — 1.1%			590,253,666

Warrants (q)
Australia — 0.0%
TFS Corp. Ltd., (Expires 7/18/18)		21,478,500	236
Canada — 0.0%
Kinross Gold Corp., (Expires 9/13/13)		560,413	556,618
United States — 0.0%
Ford Motor Co., (Expires 1/01/13)		3,710,415	12,504,099
Total Warrants — 0.0%			13,060,953
Total Long-Term Investments
(Cost — $43,203,818,814) — 91.0%			47,701,189,477

Short-Term Securities		Par (000)
Foreign Agency Obligations — 0.7%
Bank Negara Malaysia Monetary Notes (r):
2.81%, 3/01/12	MYR	171,015	55,213,096
2.82%, 4/03/12		327,463	105,456,748
Mexico Cetes, 4.40%, 2/09/12 (r)	MXN	1,257,416,900	93,237,131
Singapore Treasury Bill,
0.32%, 2/02/12 (r)	SGD	123,518,000	98,357,655
			352,264,630
		Beneficial Interest (000)
Money Market Funds — 0.9%
BlackRock Liquidity Series, LLC
Money Market Series, 0.20% (o)(s)(t)	USD	474,898	474,898,135

See Notes to Consolidated Financial Statements.

16	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Time Deposits		Par (000)	Value
Australia — 0.0%
Brown Brothers Harriman & Co.,
3.73%, 11/01/11	AUD	1,772	$1,867,032
Canada — 0.0%
JPMorgan Chase, New York,
0.29%, 11/01/11	CAD	190	190,511
Europe — 0.0%
JPMorgan Chase, New York,
0.15%, 11/01/11	EUR	24	33,248
Hong Kong — 0.0%
Citibank, New York, 0.01%, 11/01/10	HKD	5,416	697,187
Japan — 0.0%
Brown Brothers Harriman & Co.,
0.01%, 11/01/11	JPY	374,418	4,789,180
Singapore — 0.2%
JPMorgan Chase, New York,
0.01%, 11/01/11	SGD	120,960	96,397,901
South Africa — 0.0%
Brown Brothers Harriman & Co.,
4.50%, 11/01/11	ZAR	1,863	234,757
United Kingdom — 0.0%
Brown Brothers Harriman & Co.,
0.01%, 11/01/11	GBP	2	3,246
Time Deposits — 0.2%			104,213,062

US Treasury Obligations
US Treasury Bills (r):
0.01%, 11/10/11	USD	137,260	137,259,588
0.01%, 11/10/11		108,200	108,199,675
0.01%, 11/25/11		31,900	31,899,458
0.01%, 12/01/11		34,600	34,599,654
0.02%, 12/15/11		38,700	38,698,800
0.01%, 12/22/11		166,930	166,926,995
0.01%, 12/22/11		88,000	87,998,416
0.01%, 12/29/11		95,700	95,697,703
0.02%, 12/29/11		81,200	81,198,051
0.02%, 1/05/12		82,550	82,547,524
0.00%, 1/12/12		50,000	49,998,500
0.01%, 1/12/12		31,620	31,619,051
0.02%, 1/12/12		214,750	214,743,558
0.01%, 1/19/12		22,050	22,049,272
0.02%, 1/19/12		159,900	159,894,723
0.03%, 1/19/12		222,000	221,992,674
0.03%, 1/26/12		62,703	62,701,182
0.03%, 1/26/12		76,900	76,897,770
0.01%, 2/02/12		71,020	71,017,798
0.01%, 2/02/12		125,500	125,496,110
0.00%, 2/02/12		199,460	199,453,817
0.02%, 2/09/12		279,500	279,488,261
0.01%, 2/16/12		116,700	116,682,612
0.01%, 2/16/12		19,220	19,217,136
0.01%, 2/23/12		56,650	56,647,677
0.02%, 2/23/12		8,050	8,049,670
0.02%, 2/23/12		69,400	69,397,155
0.00%, 3/01/12		81,150	81,143,995
0.01%, 3/01/12		131,220	131,210,290
0.02%, 3/01/12		167,800	167,787,583
0.01%, 3/08/12		52,850	52,845,296
0.01%, 3/08/12		218,900	218,880,518

US Treasury Obligations		Par (000)	Value
US Treasury Bills (r) (concluded):
0.03%, 3/08/12	USD	48,850	$48,845,652
0.03%, 3/08/12		123,750	123,738,986
0.04%, 3/08/12		89,400	89,392,043
0.04%, 3/08/12		102,600	102,590,869
0.01%, 3/15/12		80,700	80,690,962
0.02%, 3/22/12		48,300	48,293,335
0.02%, 3/22/12		142,860	142,840,285
0.03%, 3/22/12		125,000	124,982,750
0.05%, 4/19/12		74,300	74,283,505
Total US Treasury Obligations — 7.9%			4,137,898,899
Total Short-Term Securities
(Cost — $5,075,620,420) — 9.7%			5,069,274,726

Options Purchased		Contracts
Exchange-Traded Call Options — 0.0%
SPDR Gold Trust:
Strike Price USD 195, Expires 12/17/11		13,071	673,156
Strike Price USD 205, Expires 12/17/11		13,071	339,846
			1,013,002
Exchange-Traded Put Options — 0.1%
S&P 500 Index:
Strike Price USD 990, Expires 11/19/11		2,673	273,983
Strike Price USD 1,050, Expires 11/19/11		4,363	861,692
Strike Price USD 1,075, Expires 11/19/11		2,046	537,075
Strike Price USD 1,100, Expires 11/19/11		8,077	2,867,335
Strike Price USD 1,125, Expires 11/19/11		3,097	1,502,045
Strike Price USD 1,150, Expires 11/19/11		2,668	1,827,580
Strike Price USD 1,170, Expires 11/19/11		2,673	2,419,065
Strike Price USD 1,175, Expires 11/19/11		5,344	5,210,400
Strike Price USD 1,200, Expires 11/19/11		495	690,525
SPDR Gold Trust:
Strike Price USD 165, Expires 12/17/11		7,864	3,755,060
Strike Price USD 125, Expires 1/21/12		5,719	263,074
			20,207,834
Over-the-Counter Call Options — 0.1%
Deutsche Borse AG German Stock Index,
Strike Price USD 3,319.87, Expires
9/21/12, Broker Goldman Sachs International		20,608	7,789,206
		Notional Amount (000)
EUR Put Option, Strike Price USD 1.30,
Expires 12/19/11, Broker UBS AG		149,483	727,983
		Contracts
MSCI Europe Excluding United
Kingdom Index:
Strike Price USD 102.90,
Expires 6/15/12,
Broker Deutsche Bank AG		555,510	525,494
Strike Price USD 104.71,
Expires 6/15/12,
Broker Goldman Sachs Bank USA		1,187,000	712,200
Strike Price USD 99.43,
Expires 7/12/12,
Broker Credit Suisse International		1,710,035	2,504,688

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	17

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value
Over-the-Counter Call Options (concluded)
MSCI Europe Excluding United
Kingdom Index (concluded):
Strike Price USD 86.70,
Expires 9/21/12,
Broker JPMorgan Chase Bank NA	839,893	$6,282,400
S&P 500 Index:
Strike Price USD 1,373.88,
Expires 2/10/12,
Broker JPMorgan Chase Bank NA	190,348	2,592,540
Strike Price USD 1,282,
Expires 2/24/12,
Broker Bank of America NA	28,185	1,893,984
Strike Price USD 1,355,
Expires 2/24/12,
Broker Bank of America NA	46,452	974,400
Taiwan Taiex Index:
Strike Price TWD 9,041.74,
Expires 9/19/12,
Broker JPMorgan Chase Bank NA	172,940	724,619
Strike Price TWD 9,047.46,
Expires 9/19/12,
Broker Citibank NA	258,634	989,316
Strike Price TWD 8,818.93,
Expires 3/20/13,
Broker Citibank NA	176,273	1,699,805
Strike Price TWD 8,807.55,
Expires 6/19/13,
Broker Credit Suisse International	176,500	2,283,910
Strike Price TWD 8,646.24,
Expires 9/18/13,
Broker Credit Suisse International	148,234	1,217,001
Strike Price TWD 8,807.55,
Expires 9/18/13,
Broker Credit Suisse International	88,250	948,688
Strike Price TWD 8,646.11,
Expires 12/18/13,
Broker JPMorgan Chase Bank NA	296,007	2,965,990
Tokyo Stock Price Index:
Strike Price JPY 825, Expires 6/08/12,
Broker Morgan Stanley International	14,857,297	3,172,939
Strike Price JPY 825.55, Expires
6/08/12, Broker Deutsche Bank AG	13,608,674	2,814,017
		40,819,180
Over-the-Counter Put Options — 0.0%
Brazil Bovespa Index, Strike Price
BRL 52,978, Expires 2/15/12,
Broker Goldman Sachs International	1,237	1,671,471
German Stock Index:
Strike Price EUR 4,900,
Expires 11/18/11,
Broker JPMorgan Chase Bank NA	16,434	107,559
Strike Price EUR 5,700,
Expires 11/18/11,
Broker JPMorgan Chase Bank NA	16,434	1,149,721
KOSPI Index, Strike Price KRW 230.71,
Expires 12/08/11,
Broker Citibank NA	3,042	861,799

Options Purchased	Contracts	Value
Over-the-Counter Put Options (concluded)
Russell 2000 Index:
Strike Price USD 662.24,
Expires 12/16/11,
Broker Morgan Stanley International	129,321	$1,864,317
Strike Price USD 664.34,
Expires 12/30/11,
Broker JPMorgan Chase Bank NA	128,973	2,420,822
Strike Price USD 641.52,
Expires 3/16/12,
Broker Goldman Sachs International	147,216	4,258,959
		12,334,648
Total Options Purchased
(Cost — $222,784,581) — 0.2%		74,374,664
Total Investments Before Structured
Options and Outstanding Options Written
(Cost — $48,502,223,815*) — 100.9%		52,844,838,867

Over-the-Counter Structured Options	Units
United States — (0.1)%
MSCI EAFE Index, Initial Reference Strike Price
1,621.56, One written put strike 1,621.56,
1.275 calls strike 1,621.56, Expires
12/16/11, Broker Goldman Sachs Bank USA	10,292	(1,203,752)
MSCI EM Index, Initial Reference Strike Price
1,128.89, One written put strike 1,128.89,
1.066 calls strike 1,128.89, Expires
12/14/11, Broker JPMorgan Chase Bank NA	75,295	(10,024,040)
Nikkei 225 Index Link:
Initial Reference Strike Price 9,582.02,
One written call strike 11,019.32,
Expires 11/18/11, Broker UBS AG	(5,709)	(555)
Initial Reference Strike Price 9,583,
One written call strike 10,996.49,
Expires 11/18/11, Broker JPMorgan
Chase Bank NA	(5,367)	(1)
S&P 500 Index, Initial Reference Strike Price
1,300.35, One written put strike 1,131.30,
One call strike 1,379.67, Expires 3/16/12,
Broker JPMorgan Chase Bank NA	136,886	(3,222,583)
Taiwan Taiex Index:
Initial Reference Strike Price 8,775.89,
One written put strike 7,345.42, 1.45 calls
strike 8,775.89, Expires 12/19/12,
Broker Citibank NA	175,727	(4,269,823)
Initial Reference Strike Price 8,900,
One written put strike 8,400, 1.35 calls
strike 9,000, Expires 12/21/11, Broker
Citibank NA	252,080	(7,285,447)
Initial Reference Strike Price
TWD 8,571.82, One written put strike
USD 243.41, One call strike USD 290.81,
Expires 12/19/11, Broker Citibank NA	179,295	(3,544,956)
Total Over-the-Counter Structured Options
(Premiums Received — $1,125,391) — (0.1)%		(29,551,157)

See Notes to Consolidated Financial Statements.

18	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options — (0.1)%
ACE Ltd., Strike Price USD 75,
Expires 1/21/12	3,652	$(812,570)
Activision Blizzard, Inc.,
Strike Price USD 12.50, Expires 1/19/13	12,968	(2,723,280)
The AES Corp.:
Strike Price USD 11, Expires 1/21/12	3,840	(336,000)
Strike Price USD 12, Expires 2/18/12	4,079	(214,147)
Apple, Inc., Strike Price USD 450,
Expires 1/19/13	3,116	(13,655,870)
Calpine Corp., Strike Price USD 15,
Expires 1/21/12	3,415	(367,112)
Cisco Systems, Inc.:
Strike Price USD 17.50, Expires 1/21/12	14,383	(2,409,153)
Strike Price USD 20, Expires 1/19/13	15,260	(2,731,540)
Colgate Palmolive Co.,
Strike Price USD 92.50, Expires 1/21/12	3,413	(863,489)
Corning, Inc.:
Strike Price USD 15, Expires 1/19/13	10,458	(2,149,119)
Strike Price USD 17.50, Expires 1/19/13	53,942	(6,284,243)
Dell, Inc., Strike Price USD 15,
Expires 1/19/13	6,456	(1,914,204)
El Paso Corp., Strike Price USD 19,
Expires 1/21/12	7,365	(4,713,600)
Electronic Arts, Inc., Strike Price USD 30,
Expires 1/19/13	10,521	(1,846,436)
EMC Corp., Strike Price USD 25,
Expires 1/19/13	7,547	(2,396,173)
EOG Resources, Inc., Strike Price USD 100,
Expires 1/21/12	2,617	(743,228)
General Mills, Inc., Strike Price USD 42,
Expires 4/21/12	8,513	(438,419)
Google, Inc., Class A, Strike Price USD 590,
Expires 1/19/13	952	(8,215,760)
Kraft Foods, Inc., Strike Price USD 35,
Expires 1/21/12	15,740	(1,880,930)
Mead Johnson Nutrition Co.,
Strike Price USD 75, Expires 11/19/11	6,072	(330,924)
NRG Energy, Inc.:
Strike Price USD 24, Expires 1/21/12	2,657	(126,207)
Strike Price USD 24, Expires 3/17/12	2,044	(173,740)
Oracle Corp., Strike Price USD 30,
Expires 1/19/13	20,505	(12,815,625)
Polycom, Inc., Strike Price USD 32.50,
Expires 1/21/12	5,816	(29,080)
SanDisk Corp.:
Strike Price USD 50, Expires 1/21/12	894	(402,300)
Strike Price USD 50, Expires 1/19/13	6,352	(6,383,760)
Sara Lee Corp., Strike Price USD 19,
Expires 1/21/12	49,084	(2,208,780)
Seagate Technology:
Strike Price USD 17.50,
Expires 1/21/12	8,203	(762,879)
Strike Price USD 17.50,
Expires 1/19/13	7,313	(1,766,090)
SM Energy Co., Strike Price USD 90,
Expires 11/19/11	3,183	(541,110)
The Southern Co., Strike Price USD 42,
Expires 1/21/12	2,225	(383,812)

Options Written	Contracts	Value
Exchange-Traded Call Options (concluded)
Symantec Corp., Strike Price USD 17.50,
Expires 1/21/12	16,867	$(1,416,828)
TE Connectivity Ltd., Strike Price USD 38,
Expires 1/21/12	1,682	(189,367)
Teva Pharmaceutical — ADR,
Strike Price USD 47.50, Expires 1/19/13	6,361	(1,628,416)
United Technologies Corp.,
Strike Price USD 80, Expires 1/21/12	5,875	(1,612,688)
Valeant Pharmaceuticals International,
Strike Price USD 50, Expires 1/21/12	2,846	(206,335)
Whiting Petroleum Corp.,
Strike Price USD 55, Expires 1/21/12	5,066	(1,025,865)
		(86,699,079)
Exchange-Traded Put Options — (0.0)%
CME Group, Inc., Strike Price USD 250,
Expires 1/21/12	305	(263,825)
S&P 500 Index, Strike Price USD 1,080,
Expires 11/19/11	5,347	(1,483,793)
SPDR Gold Trust, Strike Price USD 105,
Expires 1/21/12	5,707	(94,165)
Time Warner Cable, Strike Price USD 60,
Expires 1/21/12	2,262	(520,260)
		(2,362,043)
Over-the-Counter Call Options — (0.1)%
Beiersdorf AG, Strike Price EUR 48, Expires
3/16/12, Broker Deutsche Bank AG	115,360	(58,483)
Brazil Bovespa Index, Strike Price
BRL 61,334.30, Expires 2/15/12,
Broker Goldman Sachs International	1,237	(2,328,714)
China Unicom (Hong Kong) Ltd.:
Strike Price HKD 18.19, Expires
11/30/11, Broker Citibank NA	4,415,773	(56,153)
Strike Price HKD 17.46, Expires
12/29/11, Broker Citibank NA	4,868,081	(278,815)
Kraft Foods, Inc., Strike Price USD 34,
Expires 1/20/12, Broker Deutsche Bank AG	1,560,052	(2,648,627)
MSCI Europe Excluding United Kingdom
Index, Strike Price USD 113.85, Expires
7/12/12, Broker Credit Suisse International	1,710,035	(153,732)
PG&E Corp., Strike Price USD 43, Expires
1/20/12, Broker Deutsche Bank AG	110,000	(200,767)
Russell 2000 Index:
Strike Price USD 715.62, Expires
12/16/11, Broker Morgan Stanley
International	107,768	(5,527,184)
Strike Price USD 718.57, Expires
12/30/11, Broker JPMorgan Chase
Bank NA	107,477	(5,736,047)
Strike Price USD 748.89, Expires
3/16/12, Broker Goldman Sachs
International	147,216	(7,734,729)
Unilever NV CVA, Strike Price EUR 26,
Expires 6/15/12, Broker Morgan Stanley
International	1,103,880	(1,726,771)
		(26,450,022)

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	19

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written		Contracts	Value
Over-the-Counter Put Options — (0.2)%
American Eagle Outfitters:
Strike Price USD 11.75, Expires
3/16/12, Broker Bank of America NA		1,266,069	$(1,000,165)
Strike Price USD 12, Expires 3/16/12,
Broker Bank of America NA		3,165,286	(3,060,512)
Beiersdorf AG:
Strike Price EUR 38, Expires 12/16/11,
Broker Deutsche Bank AG		451,315	(171,917)
Strike Price EUR 38, Expires 1/20/12,
Broker JPMorgan Chase Bank NA		257,895	(208,966)
Brazil Bovespa Index, Strike Price
BRL 47,680.20, Expires 2/15/12,
Broker Goldman Sachs International		1,237	(780,361)
Deutsche Borse AG German Stock Index,
Strike Price USD 3,003.69, Expires
9/21/12, Broker Goldman Sachs
International		14,720	(3,235,014)
German Stock Index, Strike Price EUR 5,300,
Expires 11/18/11, Broker JPMorgan
Chase Bank NA		32,867	(724,920)
KOSPI Index, Strike Price KRW 208,
Expires 12/08/11, Broker Citibank NA		1,521	(144,799)
MSCI Europe Excluding United Kingdom Index:
Strike Price USD 98.12, Expires
6/15/12, Broker Deutsche Bank AG		555,510	(7,790,778)
Strike Price USD 99.84, Expires
6/15/12, Broker Goldman Sachs
Bank USA		1,187,000	(18,980,130)
Strike Price USD 92.97, Expires
7/12/12, Broker Credit Suisse
International		1,710,035	(18,755,493)
Strike Price USD 78.44, Expires
9/21/12, Broker JPMorgan Chase
Bank NA		575,269	(3,290,539)
Russell 2000 Index:
Strike Price USD 591.28, Expires
12/16/11, Broker Morgan Stanley
International		107,768	(607,025)
Strike Price USD 593.16, Expires
12/30/11, Broker JPMorgan Chase
Bank NA		107,477	(881,311)
Strike Price USD 540.23, Expires
3/16/12, Broker Goldman Sachs
International		147,216	(1,737,149)
S&P 500 Index:
Strike Price USD 988.57, Expires
12/08/11, Broker Citibank NA		56,112	(182,594)
Strike Price USD 950, Expires 2/24/12,
Broker Bank of America NA		28,185	(114,370)
Sara Lee Corp., Strike Price USD 15, Expires
3/16/12, Broker Deutsche Bank AG		467,500	(102,952)

Options Written		Contracts	Value
Over-the-Counter Put Options (concluded)
Taiwan Taiex Index:
Strike Price TWD 7,608.62, Expires
9/19/12, Broker JPMorgan Chase
Bank NA		172,940	$(5,720,855)
Strike Price TWD 7,758.20, Expires
9/19/12, Broker Citibank NA		258,634	(9,426,378)
Strike Price TWD 7,557.82, Expires
3/20/13, Broker Citibank NA		176,273	(7,012,750)
Strike Price TWD 7,574.49, Expires
6/19/13, Broker Credit Suisse
International		176,500	(7,743,055)
Strike Price TWD 6,957.96, Expires
9/18/13, Broker Credit Suisse
International		88,250	(3,492,935)
Strike Price TWD 7,176.38, Expires
9/18/13, Broker Credit Suisse
International		89,838	(3,942,990)
Strike Price TWD 7,180.59, Expires
12/18/13, Broker JPMorgan Chase
Bank NA		179,398	(8,026,267)
Tokyo Stock Price Index:
Strike Price JPY 675, Expires 6/08/12,
Broker Morgan Stanley International		8,163,350	(2,426,315)
Strike Price JPY 675.45, Expires
6/08/12, Broker Deutsche Bank AG		7,477,292	(2,193,674)
			(111,754,214)

		Notional
		Value
		(000)
Over-the-Counter Put Swaptions — (0.0)%
Receive a fixed rate of 3.15% and pay
a floating rate based on 3-month LIBOR,
expiring 4/30/13, Broker Morgan Stanley
& Co., Inc.	JPY	19,904,958	(526,267)
Total Options Written
(Premiums Received — $213,658,793) — (0.4)%			(227,791,625)
Total Investments, Net of Structured Options and
Outstanding Options Written — 100.4%			52,587,496,085
Liabilities in Excess of Other Assets — (0.4)%			(208,376,888)
Net Assets — 100.0%			$52,379,119,197

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:
Aggregate cost	$48,857,246,194
Gross unrealized appreciation	$6,563,564,814
Gross unrealized depreciation	(2,575,972,141)
Net unrealized appreciation	$3,987,592,673

(a)	Security, or a portion of security, is on loan.
(b)	Non-income producing security.

See Notes to Consolidated Financial Statements.

20	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Consolidated Schedule of Investments (continued)

(c)	Investments in companies (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares Held at October 31, 2010	Shares Purchased	Shares Sold	Shares Held at October 31, 2011	Value at October 31, 2011	Realized Loss	Income
American Commercial Lines, Inc.[1]	960,334	136,400	(1,096,734)	—	—	$(12,117,491)	—
ETFS Gold Trust	1,355,000	—	—	1,355,000	$230,986,850	—	—
ETFS Palladium Trust	462,500	—	—	462,500	$29,662,437	—	—
ETFS Platinum Trust	390,600	—	—	390,600	$61,882,758	—	—
The St. Joe Co.	1,239,329	9,289,149	(1,402,759)	9,125,719	$130,954,068	$(4,673,235)	—
Tianjin Development Holdings Ltd.	80,974,643	7,305,100	—	88,279,743	$41,191,486	—	—

[1]	No longer an affiliated company or held by the Fund as of report date.
(d)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(e)	All or a portion of security has been pledged as collateral in connection with swaps.
(f)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(g)	Convertible security.
(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(i)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(j)	When-issued security. Unsettled when-issued transactions were as follows:
Counterparty	Value	Unrealized Appreciation
Bank of America Securities	$13,563,556	$1,036,336

(k)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(l)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(m)	Variable rate security. Rate shown is as of report date.
(n)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(o)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares/ Beneficial Interest Held at October 31, 2010	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at October 31, 2011	Value at October 31, 2011	Realized Gain (Loss)	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	—		—	—	—	—	$7,498
BlackRock Liquidity Series, LLC Money Market Series	$111,225,250	$363,672,885	[1]	—	$474,898,135	$474,898,135	—	$1,093,593
iShares Dow Jones US Telecommunications Sector Index Fund[2]	793,729	64,500		(858,229)	—	—	$(5,082,908)	$305,496
iShares MSCI Brazil (Free) Index Fund[2]	22,300	—		(22,300)	—	—	$625,537	$56,456
iShares Gold Trust	—	12,437,367		—	12,437,367	$208,574,645	—	—
iShares MSCI South Korea Index Fund[2]	24,900	—		(24,900)	—	—	—	—
iShares Silver Trust	3,918,550	—		(3,428,400)	490,150	$ 16,390,616	$55,868,170	—

[1]	Represents net beneficial interests purchased.
[2]	No longer an affiliated company or held by the Fund as of report date.
(p)	Security is perpetual in nature and has no stated maturity date.
(q)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(r)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(s)	Security was purchased with the cash collateral from loaned securities.
(t)	Represents the current yield as of report date.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	21

Consolidated Schedule of Investments (continued)

•	Financial futures contracts purchased as of October 31, 2011 were as follows:
Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
354	E-Mini MSCI EAFE	NYSE LIFFE — NY	December 2011	$26,211,930	$1,954,440

•	Financial futures contracts sold as of October 31, 2011 were as follows:
Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
1,670	Nasdaq 100 E-Mini Index	Chicago Mercantile	December 2011	$78,690,400	$1,238,746
1,919	S&P 500 Index	Chicago Mercantile	December 2011	$599,351,675	(26,681,781)
7,541	Russell 2000 E-Mini Index	NYF — ICE	December 2011	$557,506,130	(42,637,117)
Total					$(68,080,152)

•	Foreign currency exchange contracts as of October 31, 2011 were as follows:
Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	4,435,448	USD	4,460,727	Deutsche Bank AG	11/01/11	$(10,817)
GBP	3,357,778	USD	5,419,453	Credit Suisse Securities (USA) LLC	11/01/11	(20,481)
USD	16,533,373	EUR	11,667,047	Brown Brothers Harriman & Co.	11/01/11	389,679
USD	665,247	HKD	5,169,433	Brown Brothers Harriman & Co.	11/01/11	(163)
USD	2,757,955	HKD	21,416,572	Deutsche Bank AG	11/01/11	1,214
USD	4,691,409	JPY	355,425,819	Brown Brothers Harriman & Co.	11/01/11	145,159
USD	4,439,612	KRW	4,898,756,449	Brown Brothers Harriman & Co.	11/01/11	19,149
USD	417,488	MYR	1,273,839	Brown Brothers Harriman & Co.	11/01/11	2,286
USD	47,723	THB	1,455,060	Brown Brothers Harriman & Co.	11/01/11	404
USD	188,929	TWD	5,618,933	Brown Brothers Harriman & Co.	11/01/11	1,118
CAD	13,779,967	USD	13,817,204	Deutsche Bank AG	11/02/11	7,694
GBP	3,397,115	USD	5,456,446	Deutsche Bank AG	11/02/11	5,777
USD	189,218	CAD	189,521	Brown Brothers Harriman & Co.	11/02/11	(921)
USD	50,016,028	EUR	35,746,610	Deutsche Bank AG	11/02/11	553,442
USD	263,648	HKD	2,047,296	Brown Brothers Harriman & Co.	11/02/11	121
USD	4,037	JPY	316,778	Brown Brothers Harriman & Co.	11/02/11	(15)
USD	18,989,409	JPY	1,481,743,566	Deutsche Bank AG	11/02/11	36,434
USD	2,648,940	KRW	2,956,455,321	Brown Brothers Harriman & Co.	11/02/11	(18,860)
USD	547,893	MYR	1,697,922	Brown Brothers Harriman & Co.	11/02/11	(5,536)
USD	2,646,127	SGD	3,311,628	Deutsche Bank AG	11/02/11	6,959
USD	36,048	THB	1,108,116	Brown Brothers Harriman & Co.	11/02/11	12
KRW	51,017,615,000	USD	42,900,786	Deutsche Bank AG	11/03/11	3,132,221
USD	1,907,590	BRL	3,247,480	Brown Brothers Harriman & Co.	11/03/11	16,055
USD	45,755,709	KRW	51,017,615,000	Deutsche Bank AG	11/03/11	(277,299)
USD	91,230	THB	2,808,973	Brown Brothers Harriman & Co.	11/03/11	(119)
EUR	58,769,650	USD	79,987,844	Credit Suisse Securities (USA) LLC	11/04/11	1,330,075
USD	39,033,130	EUR	29,000,000	Credit Suisse Securities (USA) LLC	11/04/11	(1,093,358)
EUR	48,126,380	USD	63,725,584	Bank of America Securities LLC	11/10/11	2,861,498
EUR	123,637,807	USD	163,713,765	Deutsche Bank AG	11/10/11	7,350,019
SGD	86,919,884	USD	67,959,253	HSBC Securities	11/10/11	1,310,511
USD	4,107,970	AUD	3,924,500	Goldman Sachs & Co.	11/15/11	(21,515)
SGD	60,416,580	USD	48,578,879	JPMorgan Chase Bank NA	11/16/11	(430,684)
USD	29,000,000	SGD	37,804,400	JPMorgan Chase Bank NA	11/16/11	(1,127,717)
EUR	109,652,755	USD	145,947,817	Credit Suisse Securities (USA) LLC	11/18/11	5,754,136
TWD	1,891,719,500	USD	62,172,396	HSBC Securities	11/18/11	1,075,789
CHF	43,895,376	USD	48,204,364	JPMorgan Chase Bank NA	11/25/11	1,818,363
JPY	15,768,326,124	USD	204,120,727	Deutsche Bank AG	11/25/11	(2,344,444)
JPY	6,711,888,348	USD	86,888,660	UBS AG	11/25/11	(1,001,302)
USD	111,803,158	GBP	71,586,000	JPMorgan Chase Bank NA	11/25/11	(3,273,668)
CAD	34,726,534	USD	34,220,414	Credit Suisse Securities (USA) LLC	12/01/11	595,597
CAD	51,359,681	USD	50,550,867	Deutsche Bank AG	12/01/11	941,149
CHF	99,291,392	EUR	79,944,760	Credit Suisse Securities (USA) LLC	12/02/11	3,230,004

See Notes to Consolidated Financial Statements.

22	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Consolidated Schedule of Investments (continued)

•	Foreign currency exchange contracts as of October 31, 2011 were as follows (concluded):
Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	117,070,919	EUR	94,399,090	UBS AG	12/02/11	$3,808,382
EUR	79,944,760	CHF	99,291,392	Credit Suisse Securities (USA) LLC	12/02/11	(653,092)
EUR	94,399,090	CHF	117,070,919	UBS AG	12/02/11	(962,439)
USD	158,682,457	GBP	100,318,600	JPMorgan Chase Bank NA	12/02/11	(2,571,726)
EUR	86,621,090	USD	121,679,708	Credit Suisse Securities (USA) LLC	12/08/11	(1,862,222)
USD	47,380,095	EUR	33,387,190	Credit Suisse Securities (USA) LLC	12/08/11	1,197,703
NOK	566,685,180	USD	101,976,818	Deutsche Bank AG	12/09/11	(409,806)
NOK	600,302,980	USD	108,145,162	UBS AG	12/09/11	(552,830)
CHF	161,540,329	EUR	132,128,520	UBS AG	12/16/11	351,909
EUR	132,128,520	CHF	161,540,329	UBS AG	12/16/11	1,051,315
KRW	51,017,615,000	USD	45,632,929	Deutsche Bank AG	12/22/11	239,260
USD	100,879,851	MXN	1,257,416,900	Citibank NA	2/09/12	7,371,815
USD	55,134,116	MYR	171,015,000	HSBC Securities	3/01/12	(378,319)
CNY	1,030,294,732	USD	161,159,000	Credit Suisse Securities (USA) LLC	3/12/12	1,185,242
SGD	107,787,660	USD	88,999,802	JPMorgan Chase Bank NA	3/12/12	(3,040,869)
USD	105,503,898	MYR	327,463,000	HSBC Securities	4/03/12	(694,482)
CNH	939,148,559	USD	146,935,640	UBS AG	4/11/12	(202,466)
USD	173,648,849	AUD	169,990,650	Credit Suisse Securities (USA) LLC	4/16/12	(2,217,750)
USD	4,035,171	AUD	3,924,500	Goldman Sachs & Co.	5/15/12	(13,156)
AUD	165,240,000	USD	161,282,502	JPMorgan Chase Bank NA	11/15/12	6,123,158
USD	171,189,014	AUD	169,164,606	Goldman Sachs & Co.	11/15/12	(192,688)
USD	161,489,052	AUD	165,240,000	JPMorgan Chase Bank NA	11/15/12	(5,916,607)
Total						$22,618,298

•	Interest rate swaps outstanding as of October 31, 2011 were as follows:
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.65% (a)	3-month LIBOR	Morgan Stanley & Co., Inc.	7/25/13	$3,316	$(5,681)
0.65% (a)	3-month LIBOR	Morgan Stanley & Co., Inc.	7/25/13	$1,645	3,384
1.63% (b)	3-month LIBOR	UBS AG	9/12/15	$702,956	(563,532)
1.57% (b)	3-month LIBOR	UBS AG	9/15/15	$674,785	(978,256)
1.56% (b)	3-month LIBOR	Bank of America NA	9/23/15	$683,659	(1,177,185)
1.84% (a)	3-month LIBOR	Morgan Stanley & Co., Inc.	7/25/16	$17,911	(510,416)
1.84% (a)	3-month LIBOR	Morgan Stanley & Co., Inc.	7/25/16	$10,203	(16,062)
Total					$(3,247,748)

(a)	Fund pays a fixed rate and receives floating rate.
(b)	Fund pays a floating interest amount and receives fixed rate.
•	Cross-currency swaps outstanding as of October 31, 2011 were as follows:
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation
IDR 8.25%(c)	6-month LIBOR	Credit Suisse
		Securities International	6/03/18	IDR 281,395,404	$1,303,910

(c)	Fund pays a floating interest amount and receives fixed rate.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	23

Consolidated Schedule of Investments (continued)

•	Total return swaps outstanding as October 31, 2011 were as follows:
Reference Entity	Pays/Receives an Amount Based on the Reference Entity	Fixed Amount/ Floating Rate		Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Return on the RTS Index Future				Credit Suisse
December 2011	Receives	Overnight MosPrime Rate		International	12/15/11	USD	3	$24,080
Return on the MSCI Daily Total
Return Net Emerging Markets
USD Index	Receives	3-month LIBOR minus 0.38%		BNP Paribas SA	1/11/12	USD	164	5,542,143
HSCEI Dividend Point Index
Futures December 2012	Receives	HKD	202,423,000	Citibank NA	12/27/12	HKD	12	(2,012,436)
SGX Nikkei Stock Average
Dividend Point Index
Futures December 2012	Receives	JPY	1,600,668,300	Citibank NA	3/29/13	JPY	1	1,037,363
SGX Nikkei Stock Average
Dividend Point Index
Futures December 2013	Receives	JPY	2,500,656,200	Citibank NA	3/31/14	JPY	2	1,165,847
Total								$5,756,997

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

24	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Consolidated Schedule of Investments (continued)

The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Fund's investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$57,080,252	—	—	$57,080,252
Australia	—	$670,989,703	—	670,989,703
Austria	—	10,721,037	—	10,721,037
Belgium	—	24,009,456	—	24,009,456
Brazil	1,010,549,357	—	—	1,010,549,357
Canada	1,540,176,310	—	$24,716	1,540,201,026
Chile	27,027,000	—	—	27,027,000
China	44,162,267	581,914,673	—	626,076,940
Egypt	—	30,097,301	—	30,097,301
France	123,117,746	496,783,156	—	619,900,902
Germany	3,600,450	1,185,934,620	—	1,189,535,070
Hong Kong	—	338,211,140	—	338,211,140
India	—	329,378,240	—	329,378,240
Indonesia	—	53,033,243	—	53,033,243
Ireland	36,016,223	—	—	36,016,223
Israel	127,316,848	—	—	127,316,848
Italy	—	205,649,298	—	205,649,298
Japan	—	3,491,947,905	—	3,491,947,905
Kazakhstan	63,372,331	277,552	—	63,649,883
Luxembourg	—	8,183,249	—	8,183,249
Malaysia	42,682,190	229,687,375	—	272,369,565
Mexico	91,699,069	—	—	91,699,069
Netherlands	25,517,744	158,613,974	—	184,131,718
Norway	—	126,272,289	—	126,272,289
Philippines	21,493,980	—	—	21,493,980
Poland	—	8,197,274	—	8,197,274
Portugal	—	12,648,796	—	12,648,796
Russia	439,674,497	27,524,924	—	467,199,421
Singapore	—	429,346,759	—	429,346,759
South Africa	121,466,946	22,530,218	—	143,997,164
South Korea	112,858,373	302,987,267	—	415,845,640
Spain	15,217,449	145,115,420	—	160,332,869
Sweden	—	34,795,066	—	34,795,066
Switzerland	80,344,022	461,443,636	—	541,787,658
Taiwan	70,448,359	246,977,912	—	317,426,271
Thailand	146,048,110	—	—	146,048,110
Turkey	27,403,008	101,513,376	—	128,916,384
United Kingdom	438,330,651	1,195,275,254	—	1,633,605,905
United States	17,399,947,959	—	—	17,399,947,959
Corporate Bonds	—	3,089,265,765	415,210,941	3,504,476,706
Floating Rate Loan
Interests	—	—	177,519,138	177,519,138
Foreign Agency
Obligations	—	4,757,217,610	—	4,757,217,610
Non-Agency
Mortgage-Backed
Securities	—	65,977,612	—	65,977,612
US Treasury Obligations	—	4,275,632,880	—	4,275,632,880
Investment Companies	1,316,512,334	4,902,608	—	1,321,414,942
Preferred Securities	370,817,936	219,435,730	—	590,253,666
Warrants	13,060,717	236	—	13,060,953
Short-Term Securities:
Foreign Agency
Obligations	—	352,264,630	—	352,264,630
Money Market Funds	—	474,898,135	—	474,898,135
Time Deposits	—	104,213,062	—	104,213,062
US Treasury Obligations	—	4,137,898,899	—	4,137,898,899
Total	$23,765,942,128	$28,411,767,280	$592,754,795	$52,770,464,203

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	25

Consolidated Schedule of Investments (concluded)

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Equity contracts	$24,414,022	$9,663,417	$50,531,861	$84,609,300
Foreign currency
exchange contracts	—	53,945,542	—	53,945,542
Interest rate contracts	—	3,384	—	3,384
Liabilities:
Equity contracts	(158,190,653)	(11,495,333)	(158,461,863)	(328,147,849)
Foreign currency
exchange contracts	—	(29,295,351)	—	(29,295,351)
Interest rate contracts	—	(3,777,399)	—	(3,777,399)
Total	$(133,776,631)	$19,044,260	$(107,930,002)	$(222,662,373)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Foreign Government Obligations	Structured Notes	Total
Assets:
Balance, as of October 31, 2010	$1,162,462	$2,528,000	$396,526,375	$35,598,402	$82,174,845	$3,068,397	$521,058,481
Accrued discounts/premiums	—	31,841	1,920,647	89,639	—	540	2,042,667
Net realized gain (loss)	(15,890,107)	(3,788,219)	4,065,324	3,552,413	—	692,599	(11,367,990)
Net change in unrealized
appreciation/depreciation[2]	(40,935,328)	5,138,803	(64,320,836)	867,940	—	24,857	(99,224,564)
Purchases	5,240,087	—	260,975,441	205,616,131	—	—	471,831,659
Sales	(656,698)	(3,910,425)	(107,937,813)	(68,205,387)	—	(3,786,393)	(184,496,716)
Transfers in3	52,266,762	—	72,624,613	—	—	—	124,891,375
Transfers out[3]	(1,162,462)	—	(148,642,810)	—	(82,174,845)	—	(231,980,117)
Balance, as of October 31, 2011	$24,716	—	$415,210,941	$177,519,138	—	—	$592,754,795

[2]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/ depreciation on investments still held at October 31, 2011 was $(86,345,105).
[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

		Equity Contract
	Assets	Liabilities	Total
Balance, as of October 31, 2010	$38,211,479	$(5,251,203)	$32,960,276
Accrued discounts/premium	—	—	—
Net realized gain (loss)	37,748,511	6,845,016	44,593,527
Net change in unrealized
appreciation/depreciation[4]	(89,221,272)	(52,353,975)	(141,575,247)
Purchases	103,937,082	—	103,937,082
Issuances[5]	—	—	—
Sales	(40,143,939)	(107,701,701)	(147,845,640)
Settlements[6]	—	—	—
Transfers in7	—	—	—
Transfers out[7]	—	—	—
Total	$50,531,861	$(158,461,863)	$(107,930,002)

[4]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at October 31, 2011 was $(110,781,329).
[5]	Issuances represent upfront cash received on certain derivative financial instruments.
[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.
[7]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Consolidated Financial Statements.

26	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Consolidated Statement of Assets and Liabilities

October 31, 2011

Assets

Investments at value — unaffiliated (including securities loaned at value of $443,665,160) (cost — $47,360,323,180)	$51,650,297,872
Investments at value — affiliated (cost — $1,141,900,635)	1,194,540,995
Investments sold receivable	318,502,985
Interest receivable	159,387,346
Capital shares sold receivable	115,967,198
Dividends receivable	69,028,170
Unrealized appreciation on foreign currency exchange contracts	51,913,649
Margin variation receivable	30,235,810
Unrealized appreciation on swaps	9,076,727
Foreign currency at value (cost — $3,882,660)	3,904,718
Swaps receivable	1,001,101
Options written receivable	467,377
Securities lending income receivable — affiliated	241,578
Commitment fees receivable	79,398
Prepaid expenses	482,193
Total assets	53,605,127,117

Liabilities

Collateral on securities loaned at value	474,898,135
Bank overdraft	2,057,138
Cash held as collateral for swaps	5,430,000
Investments purchased payable	276,461,781
Options written at value (premiums received — $213,658,793)	227,791,625
Structured options at value (premiums received — $1,125,391)	29,551,157
Capital shares redeemed payable	106,590,829
Service and distribution fees payable	35,485,270
Unrealized depreciation on foreign currency exchange contracts	29,295,351
Investment advisory fees payable	11,330,003
Unrealized depreciation on swaps	5,263,568
Options purchased payable	905,300
Swaps payable	468,053
Other affiliates payable	312,308
Officer’s and Directors' fees payable	7,786
Other liabilities	4,067
Other accrued expenses payable	20,155,549
Total liabilities	1,226,007,920
Net Assets	$52,379,119,197

Net Assets Consist of

Paid-in capital	$47,807,453,658
Undistributed net investment income	115,079,432
Accumulated net realized gain	198,662,551
Net unrealized appreciation/depreciation	4,257,923,556
Net Assets	$52,379,119,197

Net Asset Value

Institutional — Based on net assets of $16,879,388,722 and 880,970,091 shares outstanding, 1 billion shares authorized, $0.10 par value	$19.16
Investor A — Based on net assets of $17,638,913,812 and 925,392,525 shares outstanding, 2 Billion shares authorized, $0.10 par value	$19.06
Investor B — Based on net assets of $930,027,993 and 50,069,351 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$18.57
Investor C — Based on net assets of $15,853,614,585 and 893,297,541 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$17.75
Class R — Based on net assets of $1,077,174,085 and 58,430,228 shares outstanding, 2 billion shares authorized, $0.10 par value	$18.44

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	27

Consolidated Statement of Operations

Year Ended October 31, 2011

Investment Income

Dividends — unaffiliated	$814,365,080
Interest	610,014,409
Foreign taxes withheld	(42,919,261)
Dividends — affiliated	369,450
Securities lending — affiliated	1,093,593
Total income	1,382,923,271

Expenses

Investment advisory	387,011,782
Service — Investor A	43,815,276
Service and distribution — Investor B	11,161,440
Service and distribution — Investor C	161,312,232
Service and distribution — Class R	5,322,166
Transfer agent — Institutional	11,837,658
Transfer agent — Investor A	17,043,683
Transfer agent — Investor B	1,812,216
Transfer agent — Investor C	16,476,292
Transfer agent — Class R	1,837,297
Custodian	9,437,530
Accounting services	5,639,458
Professional	1,079,915
Registration	2,123,092
Officer and Directors	861,368
Printing	832,916
Miscellaneous	1,058,778
Total expenses excluding stock loan fees and dividend expense	678,663,099
Dividend expense	179,663
Stock loan fees	6,032
Total expenses	678,848,794
Less fees waived by advisor	(42,449,146)
Total expenses after fees waived	636,399,648
Net investment income	746,523,623

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments — unaffiliated	746,879,842
Investments — affiliated	34,620,073
Financial futures contracts	297,770,529
Foreign currency transactions	(147,843,716)
Investments sold short	(3,478,936)
Options written and structured options	21,330,896
Swaps	21,257,547
970,536,235
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(864,652,207)
Financial futures contracts	(82,351,103)
Foreign currency transactions	22,353,093
Options written and structured options	(48,163,329)
Swaps	(22,498,965)
(995,312,511)
Total realized and unrealized loss	(24,776,276)
Net Increase in Net Assets Resulting from Operations	$721,747,347

See Notes to Consolidated Financial Statements.

28	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$746,523,623	$525,235,040
Net realized gain	970,536,235	353,551,736
Net change in unrealized appreciation/depreciation	(995,312,511)	3,216,102,291
Net increase in net assets resulting from operations	721,747,347	4,094,889,067

Dividends to Shareholders From
Net investment income:
Institutional	(295,083,507)	(164,775,820)
Investor A	(283,529,606)	(211,936,902)
Investor B	(9,313,480)	(13,142,613)
Investor C	(168,558,399)	(129,233,293)
Class R	(14,515,955)	(9,316,878)
Decrease in net assets resulting from dividends to shareholders	(771,000,947)	(528,405,506)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	6,752,023,008	8,926,803,140

Redemption Fee
Redemption fee	419,628	1,003,153

Net Assets
Total increase in net assets	6,703,189,036	12,494,289,854
Beginning of year	45,675,930,161	33,181,640,307
End of year	$52,379,119,197	$45,675,930,161
Undistributed net investment income	$115,079,432	$10,836,597

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	29

Financial Highlights

	Institutional
	Year Ended October 31,
		Consolidated
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$19.07	$17.42	$15.20	$21.30	$17.94
Net investment income[1]	0.38	0.33	0.35	0.34	0.40
Net realized and unrealized gain (loss)[2]	0.08	1.65	2.61	(5.10)	3.60
Net increase (decrease) from investment operations	0.46	1.98	2.96	(4.76)	4.00
Dividends and distributions from:
Net investment income	(0.37)	(0.33)	(0.74)	(0.52)	(0.44)
Net realized gain	—	—	—	(0.82)	(0.20)
Total dividends and distributions	(0.37)	(0.33)	(0.74)	(1.34)	(0.64)
Net asset value, end of year	$19.16	$19.07	$17.42	$15.20	$21.30

Total Investment Return[3]
Based on net asset value	2.39%	11.54%	20.43%	(23.73)%	22.78%

Ratios to Average Net Assets
Total expenses	0.87%	0.88%	0.91%	0.95%	0.88%
Total expenses after fees waived and paid indirectly	0.78%	0.81%	0.87%	0.86%	0.77%
Total expenses after fees waived and paid indirectly and excluding
dividend expense	0.78%[4]	0.81%	0.85%	0.80%	0.77%
Net investment income	1.92%	1.83%	2.26%	1.78%	2.08%

Supplemental Data
Net assets, end of year (000)	$16,879,389	$12,894,088	$8,066,571	$5,091,181	$4,858,867
Portfolio turnover	31%	29%	33%	34%	45%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Excludes stock loan fees and interest expense, which had no impact to the ratio.

See Notes to Consolidated Financial Statements.

30	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Financial Highlights (continued)

	Investor A
	Year Ended October 31,
		Consolidated
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$18.97	$17.34	$15.13	$21.22	$17.87
Net investment income[1]	0.32	0.28	0.31	0.29	0.35
Net realized and unrealized gain (loss)[2]	0.09	1.64	2.60	(5.09)	3.60
Net increase (decrease) from investment operations	0.41	1.92	2.91	(4.80)	3.95
Dividends and distributions from:
Net investment income	(0.32)	(0.29)	(0.70)	(0.47)	(0.40)
Net realized gain	—	—	—	(0.82)	(0.20)
Total dividends and distributions	(0.32)	(0.29)	(0.70)	(1.29)	(0.60)
Net asset value, end of year	$19.06	$18.97	$17.34	$15.13	$21.22

Total Investment Return[3]
Based on net asset value	2.13%	11.20%	20.14%	(23.96)%	22.56%

Ratios to Average Net Assets
Total expenses	1.14%	1.15%	1.18%	1.20%	1.15%
Total expenses after fees waived and paid indirectly	1.06%	1.08%	1.13%	1.12%	1.03%
Total expenses after fees waived and paid indirectly and excluding
dividend expense	1.06%[4]	1.08%	1.12%	1.06%	1.03%
Net investment income	1.63%	1.56%	2.00%	1.52%	1.82%

Supplemental Data
Net assets, end of year (000)	$17,638,914	$15,724,095	$11,844,981	$8,387,965	$8,266,581
Portfolio turnover	31%	29%	33%	34%	45%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Excludes stock loan fees and interest expense, which had no impact to the ratio.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	31

Financial Highlights (continued)

	Investor B
	Year Ended October 31,
		Consolidated
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$18.49	$16.91	$14.76	$20.72	$17.49
Net investment income[1]	0.10	0.13	0.18	0.13	0.19
Net realized and unrealized gain (loss)[2]	0.14	1.61	2.53	(4.97)	3.51
Net increase (decrease) from investment operations	0.24	1.74	2.71	(4.84)	3.70
Dividends and distributions from:
Net investment income	(0.16)	(0.16)	(0.56)	(0.30)	(0.27)
Net realized gain	—	—	—	(0.82)	(0.20)
Total dividends and distributions	(0.16)	(0.16)	(0.56)	(1.12)	(0.47)
Net asset value, end of year	$18.57	$18.49	$16.91	$14.76	$20.72

Total Investment Return[3]
Based on net asset value	1.25%	10.35%	19.15%	(24.57)%	21.52%

Ratios to Average Net Assets
Total expenses	1.97%	1.96%	2.00%	2.01%	1.95%
Total expenses after fees waived and paid indirectly	1.87%	1.89%	1.95%	1.92%	1.84%
Total expenses after fees waived and paid indirectly and
excluding dividend expense	1.87%[4]	1.89%	1.94%	1.86%	1.84%
Net investment income	0.50%	0.74%	1.17%	0.70%	1.03%

Supplemental Data
Net assets, end of year (000)	$930,028	$1,209,744	$1,442,397	$1,514,668	$2,141,544
Portfolio turnover	31%	29%	33%	34%	45%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Excludes stock loan fees and interest expense, which had no impact to the ratio.

See Notes to Consolidated Financial Statements.

32	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Financial Highlights (continued)

	Investor C
	Year Ended October 31,
		Consolidated
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$17.70	$16.21	$14.19	$19.99	$16.91
Net investment income[1]	0.16	0.13	0.18	0.14	0.19
Net realized and unrealized gain (loss)[2]	0.08	1.54	2.43	(4.78)	3.39
Net increase (decrease) from investment operations	0.24	1.67	2.61	(4.64)	3.58
Dividends and distributions from:
Net investment income	(0.19)	(0.18)	(0.59)	(0.34)	(0.30)
Net realized gain	—	—	—	(0.82)	(0.20)
Total dividends and distributions	(0.19)	(0.18)	(0.59)	(1.16)	(0.50)
Net asset value, end of year	$17.75	$17.70	$16.21	$14.19	$19.99

Total Investment Return[3]
Based on net asset value	1.34%	10.37%	19.24%	(24.51)%	21.54%

Ratios to Average Net Assets
Total expenses	1.90%	1.91%	1.94%	1.96%	1.92%
Total expenses after fees waived and paid indirectly	1.81%	1.84%	1.89%	1.88%	1.81%
Total expenses after fees waived and paid indirectly and
excluding dividend expense	1.81%[4]	1.84%	1.88%	1.81%	1.81%
Net investment income	0.89%	0.81%	1.23%	0.76%	1.05%

Supplemental Data
Net assets, end of year (000)	$15,853,615	$14,921,531	$11,251,502	$8,157,355	$7,425,397
Portfolio turnover	31%	29%	33%	34%	45%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Excludes stock loan fees and interest expense, which had no impact to the ratio.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	33

Financial Highlights (concluded)

	Class R
	Year Ended October 31,
		Consolidated
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$18.36	$16.80	$14.69	$20.65	$17.43
Net investment income[1]	0.21	0.21	0.25	0.22	0.27
Net realized and unrealized gain (loss)[2]	0.13	1.59	2.51	(4.94)	3.51
Net increase (decrease) from investment operations	0.34	1.80	2.76	(4.72)	3.78
Dividends and distributions from:
Net investment income	(0.26)	(0.24)	(0.65)	(0.42)	(0.36)
Net realized gain	—	—	—	(0.82)	(0.20)
Total dividends and distributions	(0.26)	(0.24)	(0.65)	(1.24)	(0.56)
Net asset value, end of year	$18.44	$18.36	$16.80	$14.69	$20.65

Total Investment Return[3]
Based on net asset value	1.84%	10.83%	19.67%	(24.21)%	22.14%

Ratios to Average Net Assets
Total expenses	1.47%	1.49%	1.54%	1.55%	1.47%
Total expenses after fees waived and paid indirectly	1.38%	1.42%	1.49%	1.46%	1.36%
Total expenses after fees waived and paid indirectly and excluding
dividend expense	1.38%[4]	1.42%	1.48%	1.40%	1.36%
Net investment income	1.11%	1.22%	1.65%	1.18%	1.47%

Supplemental Data
Net assets, end of year (000)	$1,077,174	$926,471	$576,189	$371,196	$306,367
Portfolio turnover	31%	29%	33%	34%	45%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[4]	Excludes stock loan fees and interest expense, which had no impact to the ratio.

See Notes to Consolidated Financial Statements.

34	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Notes to Consolidated Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and still satisfy Regulated Investment Company (“RIC”) tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	35

Notes to Consolidated Financial Statements (continued)

business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

36	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Notes to Consolidated Financial Statements (continued)

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	37

Notes to Consolidated Financial Statements (continued)

lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps, short sales, structured options and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Consolidated Statement of Operations.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Consolidated Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral

38	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Notes to Consolidated Financial Statements (continued)

received. During the year ended October 31, 2011, the Fund accepted only cash collateral in connection with securities loaned.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended October 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s consolidated financial statements and disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchanged-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	39

Notes to Consolidated Financial Statements (continued)

the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

The Fund invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the

40	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Notes to Consolidated Financial Statements (continued)

underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to either make either periodic net payments on a specified notional amount or net payment upon termination. These payments received or made by the Fund are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.
•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.
•	Cross-currency swaps — The Fund enters into cross-currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2011
	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign
	currency exchange contracts;
	Investments at value — unaffiliated**;		Unrealized depreciation on foreign
Equity contracts	Unrealized appreciation on swaps	$53,945,542	currency exchange contracts	$29,295,351
	Net unrealized appreciation/		Net unrealized appreciation/depreciation*;
	depreciation*; Unrealized		Unrealized depreciation on swaps;
	appreciation on swaps; Investments		Options written at value;
	at value — unaffiliated**	84,609,300	Structured options at value	328,147,849
			Unrealized depreciation on swaps:
Interest rate contracts	Unrealized appreciation on swaps	3,384	Options written at value	3,777,399
Total		$138,558,226		$361,220,599

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s margin variation is reported within the Consolidated Statement of Assets and Liabilities.
**	Includes options purchased at value as reported in the Consolidated Schedule of Investments.
BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	41

Notes to Consolidated Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Consolidated Statements of Operations Year Ended October 31, 2011
		Net Realized Gain from
	Financial Futures Contracts	Swaps	Options***	Foreign Currency Exchange Contracts
Foreign currency exchange contracts	—	$1,037,682	$2,475,451	$65,285,992
Equity contracts	$297,770,529	16,561,593	176,567,667	—
Interest rate contracts	—	3,658,272	—	—
Total	$297,770,529	$21,257,547	$179,043,118	$65,285,992

	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Options***	Foreign Currency Exchange Contracts
Foreign currency exchange contracts	—	$1,303,910	$(1,630,341)	$29,715,308
Equity contracts	$(82,351,103)	(20,555,127)	(136,794,047)	—
Interest rate contracts	—	(3,247,748)	1,269,724	—
Total	$(82,351,103)	$(22,498,965)	$(137,154,664)	$29,715,308

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended October 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts — US dollars purchased		3,179
Average number of contracts — US dollars sold		10,169
Average US dollar amounts purchased		$289,357,840
Average US dollar amounts sold		$1,056,987,477
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased		27
Average number of contracts — US dollars sold		42
Average US dollar amounts purchased		$1,244,202,695
Average US dollar amounts sold		$3,345,319,677
Options:
Average number of option contracts purchased		289,156,001
Average number of option contracts written		180,820,997
Average notional value of option contracts purchased		$1,616,203,898
Average notional value of option contracts written		$3,815,857,002
Average number of swaption contracts purchased		—
Average number of swaption contracts written		1
Average notional value of swaption contracts purchased		—
Average notional value of swaption contracts written	JPY	14,928,718,500
Structured Options:
Average number units		2,989,140
Average notional value		$860,468,196
Interest rate swaps:
Average number of contracts — pays fixed rate		2
Average number of contracts — receives fixed rate		1
Average notional value — pays fixed rate		$13,575,000
Average notional value — receives fixed rate		$581,088,500
Cross-currency swaps:
Average number of contracts — receives fixed rate		1
Average notional value — receives fixed rate		$140,697,702,000
Total return swaps:
Average number of contracts		4
Average notional value		$1,274,324,712

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.75% of the Fund’s average daily net assets.

The Manager voluntarily agreed to waive a portion of its fees payable by the Fund, which is shown as fees waived by advisor in the Consolidated Statement of Operations, so that such fee is reduced for average daily net assets of the Fund as follows:

In excess of $10 billion, but not exceeding $15 billion	0.69%
In excess of $15 billion, but not exceeding $20 billion	0.68%
In excess of $20 billion, but not exceeding $25 billion	0.67%
In excess of $25 billion, but not exceeding $30 billion	0.65%
In excess of $30 billion, but not exceeding $40 billion	0.63%
In excess of $40 billion	0.62%

For the year ended October 31, 2011, the Manager waived $42,449,146, which is included in fees waived by advisor in the Consolidated Statement of Operations. This voluntary waiver may be reduced or discontinued at any time without notice.

42	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Notes to Consolidated Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by advisor in the Consolidated Statement of Operations.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BIM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended October 31, 2011, the Fund reimbursed the Manager $618,009 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended October 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $4,468,654. For the year ended October 31, 2011, affiliates received the following CDSC relating to transactions in Investor A, Investor B and Investor C Shares:

Investor A	$367,601
Investor B	$1,385,387
Investor C	$2,330,719

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended October 31, 2011, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	$85,020
Investor A	$367,237
Investor B	$30,174
Investor C	$393,611
Class R	$9,504

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Consolidated Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Consolidated Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending — affiliated in the Consolidated Statement of Operations. For the year ended October 31, 2011, BIM received $500,628 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or Directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns and excluding short-term securities and US government securities for the year ended October 31, 2011, were $19,881,455,137 and $12,600,298,127, respectively.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	43

Notes to Consolidated Financial Statements (continued)

Purchases and sales of US government securities for the year ended October 31, 2011, were $2,162,786,477 and $2,033,067,156, respectively.

Transactions in options written for the year ended October 31, 2011, were as follows:

	Calls
	Contracts	Notional Amount (000)	Premiums Received
Outstanding options,
beginning of year	87,395	—	$ 23,565,002
Options written	23,704,728	$ 132,002,000	150,739,933
Options closed	(308,650)	—	(45,785,902)
Options expired	(8,855,621)	(132,002,000)	(7,969,762)
Options exercised	(28,615)	—	(12,991,675)
Outstanding options, end of year	14,599,237	—	$107,557,596

	Puts
	Contracts	Notional Amount (000)	Premiums Received
Outstanding options,
beginning of year	122,341	—	$ 9,660,000
Options written	27,944,808	$20,431,219,000	210,187,416
Options closed	(1,014,219)	(526,261,000)	(99,902,071)
Options expired	(120,660)	—	(12,595,342)
Options exercised	(3,192)	—	(124,439)
Outstanding options, end of year	26,929,078	$19,904,958,000	$107,225,564

As of October 31, 2011, the value of portfolio securities subject to covered call options written was $1,160,536,632.

5. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the year ended October 31, 2011.

6. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2011 attributable to foreign currency transactions, amortization methods on fixed income securities, income recognized from pass-through entities, the accounting for swap agreements, the classification of investments and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Paid-in capital	$433,820
Undistributed net investment income	$128,720,159
Accumulated net realized gain	$(129,153,979)

The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 was as follows:

	10/31/11	10/31/10
Ordinary income	$771,000,947	$528,405,506

As of October 31, 2011, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$346,077,389
Undistributed long-term capital gains	548,646,083
Net unrealized gains*	3,676,942,067
Total	$4,571,665,539

*	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, amortization methods for premiums and discounts on fixed income securities, the timing and recognition of partnership income, the accounting for swap agreements and the investment in a wholly owned subsidiary.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be

44	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Notes to Consolidated Financial Statements (continued)

exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the U.S. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

As of October 31, 2011, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	12%
Metal & Mining	6
Commercial Banks	4
Pharmaceuticals	4
Other*	74

*	Consists of Asset-backed Securities, US Treasury Obligations and Foreign Government Obligations (19%), all other industries less than 4% of long-term investments (55%).

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended October 31, 2011		Year Ended October 31, 2010
	Shares	Amount	Shares	Amount
Institutional
Shares sold	351,647,817	$6,918,983,146	335,301,139	$6,059,409,369
Shares issued to shareholders in reinvestment of dividends	12,962,013	256,370,908	8,024,220	142,624,118
Total issued	364,609,830	7,175,354,054	343,325,359	6,202,033,487
Shares redeemed	(159,895,426)	(3,115,176,304)	(130,061,599)	(2,348,729,399)
Net increase	204,714,404	$4,060,177,750	213,263,760	$3,853,304,088

Investor A
Shares sold and automatic conversion of shares	253,382,580	$4,955,011,890	289,138,749	$5,196,177,722
Shares issued to shareholders in reinvestment of dividends	13,245,481	260,473,268	10,727,773	190,009,988
Total issued	266,628,061	5,215,485,158	299,866,522	5,386,187,710
Shares redeemed	(170,029,878)	(3,309,286,010)	(154,121,906)	(2,751,691,644)
Net increase	96,598,183	$1,906,199,148	145,744,616	$2,634,496,066

Investor B
Shares sold	2,047,537	$39,045,232	3,136,987	$54,956,188
Shares issued to shareholders in reinvestment of dividends	430,082	8,210,193	666,217	11,558,821
Total issued	2,477,619	47,255,425	3,803,204	66,515,009
Shares redeemed and automatic conversion of shares	(17,842,543)	(338,893,078)	(23,647,861)	(414,372,944)
Net decrease	(15,364,924)	$(291,637,653)	(19,844,657)	$(347,857,935)

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	45

Notes to Consolidated Financial Statements (concluded)

Transactions in capital shares for each class were as follows (concluded):

	Year Ended October 31, 2011		Year Ended October 31, 2010
	Shares	Amount	Shares	Amount
Investor C
Shares sold	189,685,004	$3,463,342,782	257,041,467	$4,315,097,420
Shares issued to shareholders in reinvestment of dividend	8,388,500	153,784,249	7,044,851	116,943,121
Total issued	198,073,504	3,617,127,031	264,086,318	4,432,040,541
Shares redeemed	(148,012,231)	(2,688,581,329)	(115,129,271)	(1,925,938,432)
Net increase	50,061,273	$928,545,702	148,957,047	$2,506,102,109

Class R
Shares sold	26,528,777	$501,968,617	26,798,975	$465,705,311
Shares issued to shareholders in reinvestment of dividends	761,915	14,498,742	541,846	9,306,818
Total issued	27,290,692	516,467,359	27,340,821	475,012,129
Shares redeemed	(19,312,126)	(367,729,298)	(11,178,075)	(194,253,317)
Net increase	7,978,566	$148,738,061	16,162,746	$280,758,812

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as credit to paid-in capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Fund.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s consolidated financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income and capital gain dividend in the following amounts on December 20, 2011 to shareholders of record on December 16, 2011:

Dividend Per Share
Institutional	$0.218835
Investor A	$0.192671
Investor B	$0.108878
Investor C	$0.127476
Class R	$0.166677

Capital Gain Distribution Per Share
Institutional	$0.195704
Investor A	$0.195704
Investor B	$0.195704
Investor C	$0.195704
Class R	$0.195704

46	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Global Allocation Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Allocation Fund, Inc. and subsidiary (the “Fund”), including the consolidated schedule of investments, as of October 31, 2011, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Allocation Fund, Inc. and subsidiary as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
December 23, 2011

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	47

Important Tax Information

The following information is provided with respect to the ordinary distributions paid by BlackRock Global Allocation Fund, Inc. during the fiscal year ended October 31, 2011.

	Payable Date	December 21, 2010	July 22, 2011
Qualified Dividend Income for Individuals[1]		92.24%	74.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]		52.79%	42.72%
Federal Obligation Interest[2]		9.34%	6.26%
Interest-Related Dividends for Non-US Residents[3]		27.94%	15.58%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
[2]	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
[3]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
48	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Global Allocation Fund, Inc. (the “Fund”) met on April 12, 2011 and May 10–11, 2011 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Investment Management, LLC; and (b) BlackRock International Limited (collectively, the “Sub-Advisors”), with respect to the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board, together with the boards of other BlackRock-managed funds, also had established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 12, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	49

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 12, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 12, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 10–11, 2011 Board meeting.

At an in-person meeting held on May 10–11, 2011, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to the Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 12, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the

50	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the third, first and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that BlackRock has made changes to the organization of the overall equity group and fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. Additionally, the Board noted that BlackRock has voluntarily agreed to waive or reimburse management fees for the Fund.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of contractual breakpoints and/or revised voluntary breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	51

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Fund, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to the Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

52	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors [1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	29 RICs consisting of 82 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox
Foundation for Parkinson’s Research since 2000; Director, BTG
International Plc (a medical technology commercialization
			company) from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Watson Pharmaceuticals, Inc.
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 82 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street
Research Mutual Funds from 1997 to 2005; Board Member
of Governance, Audit and Finance Committee, Avaya Inc.
			(computer equipment) from 2003 to 2007.	29 RICs consisting of 82 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an
investment partnership) since 1979; Managing General Partner,
The South Atlantic Venture Funds since 1983; Director, Lifestyle
			Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Knology, Inc. (tele- communications); Capital Southwest (financial)
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and
Burling LLP (law firm) since 2001; International Advisory Board
Member, The Coca-Cola Company since 2002; Advisory Board
Member, Veracity Worldwide, LLC (risk management) since 2007;
Member of the Board of Directors, Chicago Climate Exchange
(environmental) since 2006; Member of the International Advisory
Board GML (energy) since 2003; Advisory Board Member, BT
			Americas (telecommunications) from 2004 to 2010.	29 RICs consisting of 82 Portfolios	Alcatel-Lucent (tele- communications); Global Specialty Metallurgical (metal- lurgical industry); UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2005	Professor, Harvard University since 1992.	29 RICs consisting of 82 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute
since 2009 and Trustee thereof from 2003 to 2009; Director,
Allmerica Financial Corporation from 1995 to 2003; Director,
ABIOMED from 1989 to 2006; Director, Ameresco, Inc.
(energy solutions company) from 2006 to 2007; Vice Chairman
			and Director, Boston Lyric Opera from 2002 to 2007.	29 RICs consisting of 82 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Director	Since 2002	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law
firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail)
since 2000; Director, ECMC Group (service provider to
			students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 82 Portfolios	None

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	53

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee,
University of Wyoming Foundation since 2008; Director,
Ruckelshaus Institute and Haub School of Natural Resources
at the University of Wyoming from 2006 to 2008; Director,
			The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 82 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2]	Date shown is the earliest date a person has served as a Director for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s Board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director, BlackRock and Head of BlackRock’s
Real Estate business from 2008 to 2011; Member of BlackRock’s
Global Operating and Corporate Risk Management Committees
and the BlackRock Alternative Investors Executive Committee
and Investment Committee for the Private Equity Fund of Funds
business since 2008; Head of BlackRock's Global Cash Manage-
ment business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of
BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its
formation in 1998 and of BlackRock’s predecessor entities
since 1988 and Chairman of the Executive and Management
Committees; Formerly Managing Director, The First Boston Corp-
oration, Member of its Management Committee, Co-head of its
Taxable Fixed Income Division and Head of its Mortgage and Real
Estate Products Group; Chairman of the Board of several of
BlackRock’s alternative investment vehicles; Director of several of
BlackRock’s offshore funds; Member of the Board of Trustees of
New York University, Chair of the Financial Affairs Committee and
a member of the Executive Committee, the Ad Hoc Committee on
Board Governance, and the Committee on Trustees; Co-Chairman
of the NYU Hospitals Center Board of Trustees, Chairman of the
Development/Trustee Stewardship Committee and Chairman of
the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 82 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director,
BlackRock from 1989 to 2007; Chief Administrative Officer,
BlackRock Advisors, LLC from 1998 to 2007; President of
BlackRock Funds and BlackRock Bond Allocation Target Shares
from 2005 to 2007 and Treasurer of certain closed-end funds
in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[3]	Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Gabbay is an "interested person" of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
54	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers1
John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1] Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock Investment Management, LLC Princeton, NJ 08540	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Custodian Brown Brothers Harriman & Co. Boston, MA 02109	BlackRock International Limited Edinburgh, EH3 8JB United Kingdom	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Providence, RI 02940

Effective September 13, 2011, Richard S. Davis resigned as Director of the Fund, and Paul L. Audet became Director of the Fund.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	55

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

56	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011	57

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Dynamic Equity Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Emerging Markets Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Russell 1000 Index Fund
BlackRock China Fund	BlackRock Index Equity Portfolio	BlackRock Science & Technology
BlackRock Commodity Strategies Fund	BlackRock India Fund	Opportunities Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
Equity Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock EuroFund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Stock Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
	BlackRock Latin America Fund	BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Multi-Sector Bond Portfolio
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income
BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	Opportunities Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Fund
BlackRock Global Long/Short Credit Fund	BlackRock Low Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock GNMA Portfolio	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
US Mortgage Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

58	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2011

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

#10873-10/11-AR

Item 2 –  Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –  Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$79,600	$77,800	$0	$0	$29,850	$6,100	$0	$6,402

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$29,850	$23,279

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

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(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 –  Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –  Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) –   The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:     /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Global Allocation Fund, Inc.

Date: January 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Global Allocation Fund, Inc.

Date: January 3, 2012

By:      /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Global Allocation Fund, Inc.

Date: January 3, 2012

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